CMBS NEW ISSUE TERM SHEET

$886,250,000 (APPROXIMATE OFFERED CERTIFICATES)

$976,584,348 (APPROXIMATE TOTAL COLLATERAL BALANCE)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2004-6
OFFERED CLASSES A-1, A-2, A-3, A-AB, A-4, A-J, XP, B, C AND D CERTIFICATES

BANK OF AMERICA, N.A.
MORTGAGE LOAN SELLER

BANK OF AMERICA, N.A.
MASTER SERVICER

MIDLAND LOAN SERVICES, INC.
SPECIAL SERVICER

DECEMBER 2004

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF BANC OF AMERICA
SECURITIES LLC, BEAR, STEARNS & CO. INC. AND GOLDMAN, SACHS & CO.,
(COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. THIS
MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY
OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR
SOLICITATION WOULD BE ILLEGAL. NONE OF THE UNDERWRITERS NOR ANY OF THEIR
AFFILIATES HAS CONDUCTED ANY INDEPENDENT REVIEW OF THE INFORMATION CONTAINED
HEREIN, AND NONE OF THE UNDERWRITERS NOR ANY OF THEIR AFFILIATES REPRESENT THAT
SUCH INFORMATION IS ACCURATE OR COMPLETE AND THE INFORMATION SHOULD NOT BE
RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT
WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION
CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT
SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS
REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE
UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH
ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH
ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON
FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS,
PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR
ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS
IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF
(INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE
COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE
REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE
SECURITIES ACT OF 1933, AS AMENDED INCLUDING ALL CASES WHERE THE MATERIAL DOES
NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH
REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF
THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING
ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR
INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER
REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL
BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU,
WHICH YOU SHOULD READ BEFORE MAKING ANY INVESTMENT DECISION. THIS MATERIAL IS
FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES.
THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE
PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS
MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. EACH OF THE
UNDERWRITERS IS ACTING AS AN UNDERWRITER AND IS NOT ACTING AS AN AGENT FOR THE
ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

                        Sole Lead Manager and Bookrunner

                         BANC OF AMERICA SECURITIES LLC

                                 -------------
BEAR, STEARNS & CO. INC.                                    GOLDMAN, SACHS & CO.
     Co-Manager                                                 Co-Manager

                               TABLE OF CONTENTS

Transaction Structure

Mortgage Pool Characteristics

Ten Largest Mortgage Loans or Crossed Pool

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-6
--------------------------------------------------------------------------------

STRUCTURE OVERVIEW

--------------------------------------------------------------------------------
OFFERED CERTIFICATES

                                         APPROX.
          EXPECTED      CERTIFICATE        % OF                                                   ASSUMED
         RATINGS(1)     BALANCE OR       INITIAL      APPROX.       WEIGHTED     PRINCIPAL         FINAL
        -----------      NOTIONAL          POOL       CREDIT        AVERAGE        WINDOW       DISTRIBUTION
CLASS    S&P/FITCH       AMOUNT(2)       BALANCE      SUPPORT    LIFE (YRS)(3)    (MOS)(3)        DATE(3)           RATE TYPE
---------------------------------------------------------------------------------------------------------------------------------

A-1       AAA/AAA      $ 42,300,000     4.331%          20.000%        2.50        1-55       July 10, 2009               Fixed
---------------------------------------------------------------------------------------------------------------------------------
A-2       AAA/AAA      $195,270,000    19.995%          20.000%        4.79       55-61      January 10, 2010             Fixed
---------------------------------------------------------------------------------------------------------------------------------
A-3       AAA/AAA      $256,609,000    26.276%          20.000%        6.97       81-92      August 10, 2012              Fixed
---------------------------------------------------------------------------------------------------------------------------------
A-AB      AAA/AAA      $ 36,655,000     3.753%          20.000%        7.17       61-113       May 10, 2014               Fixed
---------------------------------------------------------------------------------------------------------------------------------
A-4       AAA/AAA      $250,433,000    25.644%          20.000%        9.68      113-119    November 10, 2014           Fixed(4)
---------------------------------------------------------------------------------------------------------------------------------
A-J       AAA/AAA      $ 57,374,000     5.875%          14.125%        9.89      119-120    December 10, 2014           Fixed(4)
---------------------------------------------------------------------------------------------------------------------------------
XP        AAA/AAA      $       TBD(6)    N/A              N/A           (6)        N/A             N/A          Variable Rate(6)
---------------------------------------------------------------------------------------------------------------------------------
B          AA/AA       $ 19,532,000     2.000%          12.125%        9.97      120-120    December 10, 2014           Fixed(5)
---------------------------------------------------------------------------------------------------------------------------------
C         AA-/AA-      $  9,766,000     1.000%          11.125%        9.97      120-120    December 10, 2014           Fixed(5)
---------------------------------------------------------------------------------------------------------------------------------
D           A/A        $ 18,311,000     1.875%           9.250%        9.97      120-120    December 10, 2014           Fixed(5)
---------------------------------------------------------------------------------------------------------------------------------

NON-OFFERED CERTIFICATES(7)

                                             APPROX.
          EXPECTED        CERTIFICATE          % OF                                                ASSUMED
         RATINGS(1)        BALANCE OR        INITIAL    APPROX.      WEIGHTED     PRINCIPAL         FINAL
        ------------        NOTIONAL           POOL      CREDIT      AVERAGE        WINDOW       DISTRIBUTION
CLASS     S&P/FITCH        AMOUNT(2)         BALANCE    SUPPORT   LIFE (YRS)(3)    (MOS)(3)        DATE(3)           RATE TYPE
----------------------------------------------------------------------------------------------------------------------------------

E          A-/A-        $    9,766,000     1.000%        8.250%        9.97       120-120    December 10, 2014            Fixed(5)
----------------------------------------------------------------------------------------------------------------------------------
F       BBB+/ BBB+      $   14,648,000     1.500%        6.750%        9.97       120-120    December 10, 2014            Fixed(5)
----------------------------------------------------------------------------------------------------------------------------------
G         BBB/BBB       $    9,766,000     1.000%        5.750%        9.97       120-120    December 10, 2014            Fixed(5)
----------------------------------------------------------------------------------------------------------------------------------
H        BBB-/BBB-      $   13,428,000     1.375%        4.375%        9.97       120-120    December 10, 2014            Fixed(5)
----------------------------------------------------------------------------------------------------------------------------------
J         BB+/BB+       $    6,104,000     0.625%        3.750%       10.02       120-121     January 10, 2015            Fixed(4)
----------------------------------------------------------------------------------------------------------------------------------
K          BB/BB        $    4,883,000     0.500%        3.250%       10.05       121-121     January 10, 2015            Fixed(4)
----------------------------------------------------------------------------------------------------------------------------------
L         BB-/BB-       $    4,883,000     0.500%        2.750%       10.05       121-121     January 10, 2015            Fixed(4)
----------------------------------------------------------------------------------------------------------------------------------
M          B+/B+        $    3,662,000     0.375%        2.375%       10.09       121-128     August 10, 2015             Fixed(4)
----------------------------------------------------------------------------------------------------------------------------------
N           B/B         $    3,662,000     0.375%        2.000%       10.80       128-130     October 10, 2015            Fixed(4)
----------------------------------------------------------------------------------------------------------------------------------
O          B-/B-        $    4,883,000     0.500%        1.500%       10.80       130-130     October 10, 2015            Fixed(4)
----------------------------------------------------------------------------------------------------------------------------------
P         NR / NR       $   14,649,348     1.500%        0.000%       10.99       130-178     October 10, 2019            Fixed(4)
----------------------------------------------------------------------------------------------------------------------------------
XC        AAA/AAA       $  976,584,348(8)     N/A          N/A          (8)         N/A             N/A           Variable Rate(8)
----------------------------------------------------------------------------------------------------------------------------------

(1)   Ratings shown are those of Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. and Fitch, Inc., respectively.

(2)   As of the delivery date. Subject to a variance of plus or minus 10%.

(3)   Based on the maturity assumptions (as defined under "Yield and Maturity
      Considerations" in the prospectus supplement). As of the delivery date, calculations for the certificates assume no prepayments will be made on the mortgage loans prior to their related maturity dates.

(4)   The Class A-4, Class A-J, Class J, Class K, Class L, Class M, Class N,
      Class O, and Class P Certificates will accrue interest at a fixed rate subject to a cap at the weighted average net mortgage rate.

(5)   The Class B, Class C, Class D, Class E, Class F, Class G and Class H
      Certificates will accrue interest at either (i) a fixed rate, (ii) a fixed rate subject to a cap at the weighted average net mortgage rate,
      (iii) the weighted average net mortgage rate or (iv) the weighted average net mortgage rate less a specified percentage.

(6)   The Class XP Certificated will not have a certificate balance and their holders will not receive distributions of principal, but such holders are entitled to receive payments of the aggregate interest accrued on the notional amount of the Class XP Certificates, as described in the prospectus supplement. The interest rate applicable to the Class XP
      Certificates for each distribution date will be as described in the prospectus supplement. See "Description of the Certificates--Pass-Through
      Rates" in the prospectus supplement.

(7)   These Certificates are not offered by the prospectus supplement. Any information we provide herein regarding the terms of these certificates is provided only to enhance your understanding of the offered certificates.

(8)   The Class XC Certificates will not have certificate balances and their holders will not receive distributions of principal, but such holders are entitled to receive payments of the aggregate interest accrued on the notional amount of the Class XC Certificates, as the case may be, as described in the prospectus supplement. The interest rates applicable to the Class XC Certificates for each distribution date will be as described in the prospectus supplement. See "Description of the
      Certificates--Pass-Through Rates" in the prospectus supplement.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co.,
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-6
--------------------------------------------------------------------------------

STRUCTURE SCHEMATIC*
--------------------------------------------------------------------------------

                                 [CHART OMITTED]

                                            Class XC(1), XP

                Class A-1           AAA / AAA          $42.30 MM
                                     4.331%

                Class A-2           AAA / AAA          $195.27 MM
                                     19.995%

                Class A-3           AAA / AAA          $256.60 MM
                                     26.276%

                Class A-AB          AAA / AAA          $36.65 MM
                                     3.753%

                Class A-4           AAA / AAA          $250.43 MM
                                     25.644%

                Class A-J           AAA / AAA          $57.37 MM
                                      5.875%

                Class B             AA / AA            $19.53 MM
                                     2.000%

                Class C             AA- / AA-          $9.76 MM
                                     1.000%

                Class D              A / A             $18.31 MM
                                     1.875%

                Class E(1)           A- / A-           $9.76 MM
                                     1.000%

                Class F(1)         BBB+ / BBB+         $14.64 MM
                                     1.500%

                Class G(1)         BBB / BBB           $9.76 MM
                                     1.000%

                Class H(1)         BBB- / BBB-         $13.42 MM
                                     1.375%

                Class J(1)          BB+ / BB+          $6.10 MM
                                     0.625%

                Class K(1)          BB / BB            $4.88 MM
                                     0.500%

                Class L(1)          BB- / BB-          $4.88 MM
                                     0.500%

                Class M(1)           B+ / B+           $3.66 MM
                                     0.375%

                Class N(1)           B / B             $3.66 MM
                                     0.375%

                Class O(1)           B- / B-           $4.88 MM
                                     0.500%

                Class P(1)           NR / NR           $14.64 MM
                                     1.500%

---------------
(1)   Offered privately pursuant to Rule 144A.

*     Classes are not drawn to scale. Percentages are approximate percentages of the Initial Pool Balance as of the Cut-off Date. Class principal amounts are truncated.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co.,
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-6
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

     NOTE: CAPITALIZED TERMS USED BUT NOT OTHERWISE DEFINED HEREIN HAVE THE
     MEANINGS ASCRIBED TO THEM IN THE PROSPECTUS SUPPLEMENT DATED DECEMBER 2004.

ISSUE TYPE          Sequential pay REMIC. Class A-1, A-2, A-3, A-AB, A-4, A-J,
                    XP, B, C and D Certificates (collectively, the "Offered
                    Certificates") are offered publicly.

CUT-OFF DATE        All Mortgage Loan characteristics are based on balances as of the Cut-off Date, which is December 1, 2004 for all of
                    the Mortgage Loans. All percentages presented herein are
                    approximate.

MORTGAGE POOL       The Mortgage Pool consists of 80 mortgage loans (the
                    "Mortgage Loans") with an aggregate balance as of the
                    Cut-off Date of $976,584,348 (the "Initial Pool Balance").
                    For purposes of the presentation of numbers and statistical information, various calculations with respect to split
                    loan structures and certain other mortgage loans were made based on the balances and otherwise as described in the
                    prospectus supplement under "Summary of Prospectus
                    Supplement--Mortgage Loans--Certain Mortgage Loan
                    Calculations". The Mortgage Loans are secured by 82
                    properties (the "Mortgaged Properties") located throughout
                    23 states.

DEPOSITOR           Banc of America Commercial Mortgage Inc.

MORTGAGE LOAN
SELLER              Bank of America, N.A.

UNDERWRITERS        Banc of America Securities LLC, Bear, Stearns & Co. Inc.
                    and Goldman, Sachs & Co.

TRUSTEE             LaSalle Bank National Association

FISCAL AGENT        ABN AMRO Bank N.V.

MASTER SERVICER     Bank of America, N.A.

SPECIAL SERVICER    Midland Loan Services, Inc.

RATING AGENCIES     Standard and Poor's Ratings Services, a division of The
                    McGraw-Hill Companies, Inc. ("S&P") and Fitch, Inc.
                    ("Fitch").

DENOMINATIONS       $10,000 minimum for Class A-1, A-2, A-3, A-AB, A-4 and A-J
                    Certificates, $1,000,000 minimum (notional) for the Class
                    XP Certificates and $100,000 minimum for all other Offered
                    Certificates.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co.,
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-6
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------
SETTLEMENT DATE     On or about December [ ], 2004.

SETTLEMENT TERMS    Book-entry through DTC for all Offered Certificates.

DISTRIBUTION DATE   The 10th day of each month, or if such 10th day is not a
                    business day, the next succeeding business day, commencing with respect to the Offered Certificates in January 2005.

DETERMINATION DATE  For any Distribution Date, the earlier of (i) the sixth day of the month in which the related Distribution Date occurs, or if such sixth day is not a Business Day, then the
                    immediately preceding Business Day, and (ii) the fourth
                    Business Day prior to the related Distribution Date.

INTEREST
DISTRIBUTIONS       Each Class of Offered Certificates will be entitled on each
                    Distribution Date to interest accrued at its Pass-Through
                    Rate for such Distribution Date on the outstanding
                    Certificate Balance of such Class during the prior calendar month (on a 30/360 Basis). Interest will be distributed on each Distribution Date in sequential order of class
                    designations with the Class A-1, Class A-2, Class A-3, Class
                    A-AB, Class A-4, Class XC and Class XP Certificates ranking pari passu in entitlement to interest.

PRINCIPAL
DISTRIBUTIONS       Principal will be distributed on each Distribution Date to the Class of Sequential Pay Certificates outstanding with
                    the earliest alphabetical numerical Class designation until its Certificate Balance is reduced to zero (except that the
                    Class A-AB Certificates are entitled to a certain priority with respect to being paid down to their planned principal balance as described in the prospectus supplement). If, due to losses, the Certificate Balances of the Class A-J through
                    Class P Certificates are reduced to zero but any two or more of the Class A-1, Class A-2, Class A-3, Class A-AB and/or
                    Class A-4 Certificates remain outstanding, payments of
                    principal to the outstanding Class A-1, Class A-2, Class
                    A-3, Class A-AB and Class A-4 Certificates will be made on a pro rata basis.

LOSSES              To be applied first to Class P, then to the next most
                    subordinate Class of Sequential Pay Certificates.

PREPAYMENT PREMIUMS The manner in which any prepayment premiums received during a particular Collection Period will be allocated to one or more of the Classes of Offered Certificates is described in the "Description of the Certificates--Distributions--
                    Distributions of Prepayment Premiums" in the prospectus
                    supplement.

ADVANCES            Subject to certain limitations including but not limited to a recoverability determination, the Master Servicer and if it fails to do so, the Trustee or Fiscal Agent will be
                    obligated to make P&l Advances and Servicing Advances on the
                    Mortgage Loans.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co.,
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-6
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

APPRAISAL           Promptly following the occurrence of any of the following
REDUCTIONS          events (1) any Mortgage Loan or any Whole Loan becoming a
                    Modified Mortgage Loan; (2) any Monthly Payment with respect to any Mortgage Loan or any Whole Loan remains unpaid for 60 days past the Due Date for such payment except that, solely in the case of a delinquent Balloon Payment and if (x) the related borrower is actively seeking a refinancing
                    commitment, (y) the borrower continues to make payments in the amount of its Monthly Payment, and (z) the Directing
                    Certificateholder consents, failure to pay such Balloon
                    Payment during such 60-day period shall not constitute an
                    Appraisal Trigger Event if the related borrower has
                    delivered to the Master Servicer, on or before the 60th day after the Due Date of such Balloon Payment, a refinancing
                    commitment reasonably acceptable to the Master Servicer, for such longer period, not to exceed 120 days beyond such Due
                    Date, during which the refinancing would occur; (3) the
                    passage of 60 days after the Special Servicer receives
                    notice that the mortgagor under such Mortgage Loan becomes the subject of bankruptcy, insolvency or similar
                    proceedings, which remain undischarged and undismissed; (4)
                    the passage of 60 days after the Special Servicer receives notice that a receiver or similar official is appointed with respect to the related Mortgaged Property; (5) the related
                    Mortgaged Property becoming an REO Property or (6) if a
                    Mortgage Loan or a Whole Loan has been extended three times upon the 60th day after the third extension, the Special
                    Servicer will obtain an appraisal on the property. Advances of delinquent interest on the most subordinate class or
                    classes will be reduced to the extent of the interest on the
                    Appraisal Reduction Amount. The Appraisal Reduction Amount
                    will generally be equal to the difference between (a) the
                    scheduled balance of the Mortgage Loan plus any unpaid
                    advances outstanding and other amounts payable with respect thereto and (b) an amount equal to 90% of the appraised
                    value of the Mortgaged Property.

OPTIONAL
TERMINATION         The Master Servicer, the Special Servicer and certain
                    Certificateholders will have the option to terminate the
                    trust, in whole but not in part, and purchase the remaining assets of the Trust on or after the Distribution Date on
                    which the Stated Principal Balance of the Mortgage Loans
                    then outstanding is less than 1% of the initial aggregate
                    pool balance. Such purchase price will generally be at a
                    price equal to the unpaid aggregate principal balance of the
                    Mortgage Loans (or fair market value in the case of REO
                    Properties), plus accrued and unpaid interest and certain
                    other additional trust fund expenses.

CONTROLLING CLASS   The most subordinate Class of Sequential Pay Certificates
                    with an outstanding Certificate Balance at least equal to
                    25% of its initial Certificate Balance or, if no such Class satisfies such criteria, the Class of Sequential Pay
                    Certificates with the then largest outstanding Class
                    Balance.

ERISA               The Offered Certificates are expected to be ERISA eligible.

SMMEA               The Offered Certificates are not expected to be
                    "mortgage-related securities" for the purposes of SMMEA.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co.,
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-6
--------------------------------------------------------------------------------

CONTACT INFORMATION
--------------------------------------------------------------------------------

                         BANC OF AMERICA SECURITIES LLC
                         Bill Hale
                         (704) 388-1597 (Phone)
                         (704) 388-9677 (Fax)
                         bill.e.hale@bankofamerica.com

                         Geordie Walker
                         (704) 388-1597 (Phone)
                         (704) 388-9677 (Fax)
                         geordie.r.walker@bankofamerica.com

                         Chuck Mather
                         (704) 388-1597 (Phone)
                         (704) 388-9677 (Fax)
                         charles.mather@bankofamerica.com

  BEAR, STEARNS & CO. INC.                             GOLDMAN, SACHS & CO.
  Craig Sedmak                                         Rolf Edwards
  (212) 272-4953 (Phone)                               (212) 902-5637 (Phone)
  (917) 849-0223 (Fax)                                 (212) 346-3594 (Fax)
  csedmak@bear.com                                     rolf.edwards@gs.com

  Tim Koltermann                                       Scott Wisenbaker
  (212) 272-4953 (Phone)                               (212) 902-2858 (Phone)
  (917) 849-0223 (Fax)                                 (212) 346-3594 (Fax)
  tkoltermann@bear.com                                 scott.wisenbaker@gs.com

  Jignesh Patel
  (212) 272-6184 (Phone)
  (917) 849-0223 (Fax)
  jignesh.patel@bear.com

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co.,
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-6
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

GENERAL CHARACTERISTICS                                                                     MORTGAGE POOL

Number of Mortgage Loans .................................................................             80
Number of Mortgaged Properties ...........................................................             82
Aggregate Balance of all Mortgage Loans ..................................................   $976,584,348
Number of Balloon Payment Mortgage Loans(1) ..............................................             69
Aggregate Balance of Balloon Payment Mortgage Loans(1) ...................................   $759,271,065
Number of Anticipated Repayment Date Mortgage Loans(2) ...................................              5
Aggregate Balance of Anticipated Repayment Date Mortgage Loans(2) ........................   $ 79,741,676
Number of Fully Amortizing Mortgage Loans ................................................              1
Aggregate Balance of Fully Amortizing Mortgage Loans .....................................   $  3,475,607
Number of Interest Only Mortgage Loans(2) ................................................              7
Aggregate Balance of Interest Only Mortgage Loans(2) .....................................   $166,296,000
Maximum Balance ..........................................................................   $  1,802,089
Minimum Balance ..........................................................................   $ 97,504,000
Average Balance ..........................................................................   $ 12,207,304
Number of Cross-Collateralized and Cross-Defaulted Loan Pools ............................              1
Maximum Balance for a Set of Cross-Collateralized and Cross-Defaulted Mortgage Loans .....   $ 34,889,200
Weighted Average LTV Ratio ...............................................................          71.4%
Maximum LTV Ratio ........................................................................          84.8%
Minimum LTV Ratio ........................................................................          34.7%
Weighted Average DSCR ....................................................................          1.43x
Maximum DSCR .............................................................................          2.61x
Minimum DSCR .............................................................................          1.20x
Weighted Average LTV at Maturity or Anticipated Repayment Date(3) ........................          64.5%
Range of Mortgage Loan Interest Rates ....................................................  4.682%-6.500%
Weighted Average Mortgage Loan Interest Rate .............................................         5.350%
Range of Remaining Term to Maturity or Anticipated Repayment Date (months) ...............         55-178
Weighted Average Remaining Term to Maturity or Anticipated Repayment Date (months) .......             97

(1)   Excludes mortgage loans that are Interest Only for their full term, Fully
      Amortizing Mortgage Loans and Anticipated Repayment Date Mortgage Loans.

(2)   With respect to two Mortgage Loans, Loan Nos. 58583 and 58564, each
      Mortgage Loan is both Hyperamortizing and Interest Only which results in such Mortgage Loans appearing in each category.

(3)   Excludes the mortgage loans that are fully amortizing.

*     Two mortgage loans referred to as the Steeplegate Mortgage Loan, Loan No.
      58318, and the Monument Mortgage Loan, Loan No. 58440, are each part of split loan structures that are secured by the common mortgage instruments on the related mortgaged properties. Unless otherwise stated, all references to the principal balance and related information (including cut-off date balances, debt service coverage ratios and loan-to-value ratios) is in reference to the Steeplegate Mortgage Loan or the Monument
      Mortgage Loan, as applicable, only and excludes the other mortgage loan in the related split loan structure. The other mortgage loans are not included in the trust fund and is referred to as the Steeplegate B Note and the Monument B Note, respectively. The Steeplegate Mortgage Loan, together with its related Steeplegate B Note, is referred to as the
      Steeplegate Whole Loan. The Monument Mortgage Loan, together with its related Monument B Note, is referred to as the Monument Whole Loan.

      The sum of the aggregate percentage calculations may not equal 100% due to rounding. Debt service coverage ratio was calculated based on the net cash flow unless otherwise noted in this term sheet.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co.,
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-6
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

                               [PIE CHART OMITTED]

                     MORTGAGED PROPERTIES BY PROPERTY TYPE

                     Retail                           43.4%
                     Office                           30.2
                     Multifamily                      15.2
                     Self Storage                      3.2
                     Manufactured Housing              2.7
                     Industrial                        2.4
                     Hotel                             1.9
                     Land                              0.9

PROPERTY TYPE

                                                                   WEIGHTED                      WEIGHTED                   WEIGHTED
                         NUMBER OF     AGGREGATE        % OF        AVERAGE        MIN/MAX       AVERAGE       MIN/MAX      AVERAGE
                         MORTGAGED   CUT-OFF DATE   INITIAL POOL UNDERWRITING   UNDERWRITING  CUT-OFF DATE  CUT-OFF DATE    MORTGAGE
PROPERTY TYPE           PROPERTIES      BALANCE        BALANCE       DSCR           DSCR        LTV RATIO     LTV RATIO       RATE
------------------------------------------------------------------------------------------------------------------------------------

Retail                      36       $423,910,455        43.4%        1.40x      1.20x/2.61x       72.0%     34.7%/81.9%      5.363%
------------------------------------------------------------------------------------------------------------------------------------
  Anchored                  24        381,723,331        39.1         1.39x      1.20x/1.98x       72.4%     34.8%/81.9%      5.339%
------------------------------------------------------------------------------------------------------------------------------------
  Unanchored                 7         23,773,518         2.4         1.55x      1.21x/2.61x       66.9%     34.7%/79.7%      5.611%
------------------------------------------------------------------------------------------------------------------------------------
  Shadow Anchored            5         18,413,606         1.9         1.43x      1.25x/1.67x       70.2%     56.0%/77.6%      5.531%
------------------------------------------------------------------------------------------------------------------------------------
Office                      16        294,833,333        30.2         1.54x      1.21x/1.73x       67.6%     59.9%/80.0%      5.440%
------------------------------------------------------------------------------------------------------------------------------------
Multifamily                 13        148,730,534        15.2         1.28x      1.20x/1.63x       77.3%     62.6%/80.0%      4.957%
------------------------------------------------------------------------------------------------------------------------------------
Self Storage                 8         31,594,284         3.2         1.53x      1.27x/1.93x       70.4%     51.5%/74.8%      5.492%
------------------------------------------------------------------------------------------------------------------------------------
Manufactured Housing         3         26,068,254         2.7         1.24x      1.21x/1.42x       74.0%     66.0%/80.0%      5.444%
------------------------------------------------------------------------------------------------------------------------------------
Industrial                   2         23,900,916         2.4         1.32x      1.32x/1.32x       73.9%     71.9%/80.0%      5.604%
------------------------------------------------------------------------------------------------------------------------------------
Hotel                        3         18,556,924         1.9         1.56x      1.43x/1.69x       61.3%     54.1%/69.8%      6.116%
------------------------------------------------------------------------------------------------------------------------------------
Land                         1          8,989,648         0.9         1.35x      1.35x/1.35x       84.8%     84.8%/84.8%      5.235%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WTD AVG               82       $976,584,348       100.0%      1.43X        1.20X/2.61X       71.4%     34.7%/84.8%      5.350%
------------------------------------------------------------------------------------------------------------------------------------

*     The general (*) footnote under the "GENERAL CHARACTERISTICS" table on page 8 to this term sheet also applies to this table.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co.,
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-6
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

NEW JERSEY               TEXAS               ILLINOIS
1 property               8 properties        4 properties
$13,173,063              $166,518,424        $27,989,985
1.3% of total            17.1% of total      2.9% of total

VIRGINIA                 ARIZONA             MICHIGAN
6 properties             1 property          1 property
$87,245,274              $3,000,000          $2,944,202
8.9% of total            0.3% of total       0.3% of total

NORTH CAROLINA           CALIFORNIA          INDIANA
2 properties             24 properties       1 property
$15,434,146              $263,316,042        $4,720,000
1.6% of total            27.0% of total      0.5% of total

SOUTH CAROLINA           NEVADA              OHIO
2 properties             1 property          4 properties
$25,880,938              $28,300,000         $80,688,679
2.7% of total            2.9% of total       8.3% of total

GEORGIA                  OREGON              PENNSYLVANIA
3 properties             3 properties        1 property
$47,541,676              $10,875,607         $5,789,395
4.9% of total            1.1% of total       0.6% of total

FLORIDA                  WASHINGTON          NEW HAMSPHIRE
9 properties             3 properties        2 properties
$52,026,188              $24,438,662         $71,119,038
5.3% of total            2.5% of total       7.3% of total

KENTUCKY                 UTAH                RHODE ISLAND
1 property               1 property          1 property
$13,330,000              $2,946,741          $8,989,648
1.4% of total            0.3% of total       0.9% of total

TENNESSEE                MINNESOTA
1 property               2 properties
$5,588,073               $14,708,567
0.6% of total            1.5% of total

(less than) 1.0% of Initial Pool Balance

1.0% - 5.0% of Initial Pool Balance

5.1% - 10.0% of Initial Pool Balance

(greater than) 10.0% of Initial Pool Balance

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*

--------------------------------------------------------------------------------

PROPERTY LOCATION

                                                                       WEIGHTED         WEIGHTED        WEIGHTED
                      NUMBER OF      AGGREGATE                          AVERAGE          AVERAGE        AVERAGE
                      MORTGAGED    CUT-OFF DATE     % OF INITIAL     UNDERWRITING     CUT-OFF DATE      MORTGAGE
STATES               PROPERTIES       BALANCE       POOL BALANCE         DSCR           LTV RATIO         RATE
-----------------------------------------------------------------------------------------------------------------

California+             24         $263,316,042          27.0%            1.38x            72.4%          5.431%
-----------------------------------------------------------------------------------------------------------------
 Southern               17          172,520,122          17.7             1.45x            69.3%          5.417%
-----------------------------------------------------------------------------------------------------------------
 Northern                7           90,795,921           9.3             1.23x            78.3%          5.457%
-----------------------------------------------------------------------------------------------------------------
Texas                    8          166,518,424          17.1             1.58x            66.7%          5.113%
-----------------------------------------------------------------------------------------------------------------
Virginia                 6           87,245,274           8.9             1.52x            65.2%          5.897%
-----------------------------------------------------------------------------------------------------------------
Ohio                     4           80,688,679           8.3             1.26x            79.2%          5.515%
-----------------------------------------------------------------------------------------------------------------
New Hampshire            2           71,119,038           7.3             1.60x            65.4%          4.736%
-----------------------------------------------------------------------------------------------------------------
Florida                  9           52,026,188           5.3             1.53x            66.4%          5.258%
-----------------------------------------------------------------------------------------------------------------
Georgia                  3           47,541,676           4.9             1.22x            79.7%          5.236%
-----------------------------------------------------------------------------------------------------------------
Nevada                   1           28,300,000           2.9             1.21x            79.7%          4.952%
-----------------------------------------------------------------------------------------------------------------
Illinois                 4           27,989,985           2.9             1.27x            73.4%          5.469%
-----------------------------------------------------------------------------------------------------------------
South Carolina           2           25,880,938           2.7             1.49x            71.1%          5.582%
-----------------------------------------------------------------------------------------------------------------
Others                  19          125,958,104          12.9             1.37x            75.2%          5.450%
-----------------------------------------------------------------------------------------------------------------
TOTAL/WTD AVG           82         $976,584,348         100.0%            1.43X            71.4%          5.350%
-----------------------------------------------------------------------------------------------------------------

o    THE MORTGAGED PROPERTIES ARE LOCATED THROUGHOUT 23 STATES.

*    The general (*) footnote under the "GENERAL CHARACTERISTICS" table on page 8 to this term sheet also applies to this table.

+    Northern California properties have a zip code greater than or equal to
     93600. Southern California properties have a zip code less than 93600.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co.,
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       10

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-6
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*

--------------------------------------------------------------------------------
MORTGAGE POOL CHARACTERISTICS

CUT-OFF DATE BALANCE ($)
--------------------------------------------------------------------------------
                                NO. OF            AGGREGATE
                              MORTGAGE         CUT-OFF DATE       % OF
                                 LOANS          BALANCE ($)       POOL
--------------------------------------------------------------------------------
 $1,802,089 - $1,999,999             2            3,799,955        0.4
 $2,000,000 - $2,999,999            10           25,471,295        2.6
 $3,000,000 - $3,999,999            10           35,402,080        3.6
 $4,000,000 - $4,999,999             6           28,351,255        2.9
 $5,000,000 - $7,499,999            16           96,639,430        9.9
 $7,500,000 - $9,999,999             4           34,053,743        3.5
 $10,000,000 - $14,999,999          11          135,291,908       13.9
 $15,000,000 - $19,999,999           9          159,771,583       16.4
 $20,000,000 - $29,999,999           7          168,460,321       17.2
 $30,000,000 - $49,999,999           3          123,903,549       12.7
 $50,000,000 - $97,504,000           2          165,439,229       16.9
--------------------------------------------------------------------------------
 TOTAL                              80          976,584,348      100.0
--------------------------------------------------------------------------------
 Min: $1,802,089     Max: $97,504,000     Average: $12,207,304

STATE
--------------------------------------------------------------------------------
                               NO. OF            AGGREGATE
                            MORTGAGED         CUT-OFF DATE       % OF
                           PROPERTIES          BALANCE ($)       POOL
--------------------------------------------------------------------------------
 California+                       24          263,316,042       27.0
    Southern                       17          172,520,122       17.7
    Northern                        7           90,795,921        9.3
 Texas                              8          166,518,424       17.1
 Virginia                           6           87,245,274        8.9
 Ohio                               4           80,688,679        8.3
 New Hampshire                      2           71,119,038        7.3
 Florida                            9           52,026,188        5.3
 Georgia                            3           47,541,676        4.9
 Nevada                             1           28,300,000        2.9
 Illinois                           4           27,989,985        2.9
 South Carolina                     2           25,880,938        2.7
 Others                            19          125,958,104       12.9
--------------------------------------------------------------------------------
 TOTAL:                            82          976,584,348      100.0
--------------------------------------------------------------------------------

PROPERTY TYPE
--------------------------------------------------------------------------------
                                 NO. OF           AGGREGATE
                              MORTGAGED        CUT-OFF DATE         % OF
                             PROPERTIES         BALANCE ($)         POOL
--------------------------------------------------------------------------------
 Retail                              36         423,910,455         43.4
    Anchored                         24         381,723,331         39.1
    Unanchored                        7          23,773,518          2.4
    Shadow Anchored                   5          18,413,606          1.9
 Office                              16         294,833,333         30.2
 Multifamily                         13         148,730,534         15.2
 Self Storage                         8          31,594,284          3.2
 Manufactured Housing                 3          26,068,254          2.7
 Industrial                           2          23,900,916          2.4
 Hotel                                3          18,556,924          1.9
 Land                                 1           8,989,648          0.9
--------------------------------------------------------------------------------
 TOTAL:                              82         976,584,348        100.0
--------------------------------------------------------------------------------

MORTGAGE RATE (%)
--------------------------------------------------------------------------------
                                NO. OF           AGGREGATE
                              MORTGAGE        CUT-OFF DATE        % OF
                                 LOANS         BALANCE ($)        POOL
--------------------------------------------------------------------------------
 4.682% - 4.749%                     4          93,327,229         9.6
 4.750% - 4.999%                     7         195,392,589        20.0
 5.000% - 5.249%                    11         124,749,765        12.8
 5.250% - 5.499%                    24         268,698,039        27.5
 5.500% - 5.749%                    14          93,573,190         9.6
 5.750% - 5.999%                    12         121,811,292        12.5
 6.000% - 6.249%                     4          29,498,012         3.0
 6.250% - 6.499%                     2          14,645,033         1.5
 6.500% - 6.749%                     2          34,889,200         3.6
--------------------------------------------------------------------------------
 TOTAL:                             80         976,584,348       100.0
--------------------------------------------------------------------------------
 Min: 4.682%     Max: 6.500%     Wtd Avg: 5.350%

ORIGINAL TERM TO STATED MATURITY OR ARD (MOS)
--------------------------------------------------------------------------------
                                NO. OF           AGGREGATE
                              MORTGAGE        CUT-OFF DATE           % OF
                                 LOANS         BALANCE ($)           POOL
--------------------------------------------------------------------------------
 60 - 83                            14         199,662,511           20.4
 84 - 99                             9         229,437,676           23.5
 100 - 120                          53         487,978,428           50.0
 121 - 179                           3          56,030,126            5.7
 180                                 1           3,475,607            0.4
--------------------------------------------------------------------------------
 TOTAL:                             80         976,584,348          100.0
--------------------------------------------------------------------------------
 Min: 60     Max: 180     Wtd Avg: 100

REMAINING TERM TO STATED MATURITY OR ARD (MOS)
--------------------------------------------------------------------------------
                              NO. OF             AGGREGATE
                            MORTGAGE          CUT-OFF DATE         % OF
                               LOANS           BALANCE ($)         POOL
--------------------------------------------------------------------------------
 55 - 59                           9           129,462,511         13.3
 60 - 79                           5            70,200,000          7.2
 80 - 109                         11           264,326,876         27.1
 110 - 119                        41           350,864,228         35.9
 120 - 159                        13           158,255,126         16.2
 160 - 178                         1             3,475,607          0.4
--------------------------------------------------------------------------------
 TOTAL:                           80           976,584,348        100.0
--------------------------------------------------------------------------------
 Min: 55     Max: 178     Wtd Avg: 97

PREPAYMENT PROVISION SUMMARY
--------------------------------------------------------------------------------
                                            NO. OF         AGGREGATE
                                          MORTGAGE      CUT-OFF DATE       % OF
                                             LOANS       BALANCE ($)       POOL
--------------------------------------------------------------------------------
 Lockout/Defeasance/Open                        74       838,541,607       85.9
 Lockout/Yield Maintenance/Defeasance/Open       1        97,504,000       10.0
 Lockout/Yield Maintenance/Open                  4        37,592,000        3.8
 Yield Maintenance/PrepaymentPremium/Open        1         2,946,741        0.3
--------------------------------------------------------------------------------
 TOTAL:                                         80       976,584,348      100.0
--------------------------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)
--------------------------------------------------------------------------------
                                  NO. OF           AGGREGATE
                                MORTGAGE        CUT-OFF DATE       % OF
                                   LOANS         BALANCE ($)       POOL
--------------------------------------------------------------------------------
 34.7% - 49.9%                         3          21,475,607        2.2
 50.0% - 59.9%                         8          70,044,764        7.2
 60.0% - 64.9%                         6         216,375,365       22.2
 65.0% - 69.9%                        15         104,355,965       10.7
 70.0% - 74.9%                        16         135,528,172       13.9
 75.0% - 79.9%                        25         325,659,828       33.3
 80.0% - 84.8%                         7         103,144,648       10.6
--------------------------------------------------------------------------------
 TOTAL:                               80         976,584,348      100.0
--------------------------------------------------------------------------------
 Min: 34.7%     Max: 84.8%     Wtd Avg: 71.4%

LOAN-TO-VALUE RATIO AT MATURITY OR ARD (%)
--------------------------------------------------------------------------------
                                      NO. OF          AGGREGATE
                                    MORTGAGE       CUT-OFF DATE        % OF
                                       LOANS        BALANCE ($)        POOL
--------------------------------------------------------------------------------
 Fully Amortizing                          1          3,475,607         0.4
 34.7% - 49.9%                             6         49,946,822         5.1
 50.0% - 59.9%                            22        250,600,662        25.7
 60.0% - 64.9%                            20        226,144,393        23.2
 65.0% - 69.9%                            14        156,456,032        16.0
 70.0% - 74.9%                            12        220,820,832        22.6
 75.0% - 79.8%                             5         69,140,000         7.1
--------------------------------------------------------------------------------
 TOTAL:                                   80        976,584,348       100.0
--------------------------------------------------------------------------------
 Min: 34.7%*     Max: 79.8%*     Wtd Avg: 64.5%*

*     Excludes fully amortized loans.

DEBT SERVICE COVERAGE RATIOS (X)
--------------------------------------------------------------------------------
                                NO. OF           AGGREGATE
                              MORTGAGE        CUT-OFF DATE        % OF
                                 LOANS         BALANCE ($)        POOL
--------------------------------------------------------------------------------
 1.20x - 1.24x                      21         247,942,336        25.4
 1.25x - 1.29x                      14         177,648,712        18.2
 1.30x - 1.34x                       9         115,220,003        11.8
 1.35x - 1.39x                       3          12,698,334         1.3
 1.40x - 1.49x                       9          69,240,741         7.1
 1.50x - 1.59x                       9          79,039,140         8.1
 1.60x - 1.69x                       7         101,590,748        10.4
 1.70x - 1.79x                       3         142,602,000        14.6
 1.80x - 1.89x                       2           8,469,607         0.9
 1.90x - 1.99x                       2          19,132,727         2.0
 2.00x - 2.61x                       1           3,000,000         0.3
--------------------------------------------------------------------------------
 TOTAL:                             80         976,584,348       100.0
--------------------------------------------------------------------------------
 Min: 1.20x     Max: 2.61x     Wtd Avg: 1.43x

*    The general (*) footnote under the "GENERAL CHARACTERISTICS" table on page
     8 to this term sheet also applies to these tables.

+    Northern California properties have a zip code greater than or equal to
     93600. Southern California properties have a zip code less than 93600.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co.,
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       11

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-6
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------
PREPAYMENT PROVISION BASED ON OUTSTANDING PRINCIPAL BALANCE

PREPAYMENT PROVISIONS(1)                              DEC-04      DEC-05     DEC-06      DEC-07      DEC-08     DEC-09     DEC-10
------------------------------------------------------------------------------------------------------------------------------------

Lockout/Defeasance                                     99.70%      99.70%     98.44%      85.52%      85.37%     82.24%     84.12%
Yield Maintenance(2)                                    0.30%       0.30%      1.56%      14.48%      14.64%     15.27%     15.88%
Open                                                    0.00%       0.00%      0.00%       0.00%       0.00%      2.49%      0.00%
------------------------------------------------------------------------------------------------------------------------------------
Total                                                 100.00%     100.00%    100.00%     100.00%     100.00%    100.00%    100.00%
------------------------------------------------------------------------------------------------------------------------------------
Total Beginning Balance (in millions)                $976.58     $969.64    $961.21     $951.32     $940.26    $758.72    $728.93
Percent of Mortgage Pool Balance(3)                   100.00%      99.29%     98.43%      97.41%      96.28%     77.69%     74.64%
------------------------------------------------------------------------------------------------------------------------------------

PREPAYMENT PROVISIONS(1)                   DEC-11     DEC-12     DEC-13     DEC-14      DEC-15      DEC-16      DEC-17      DEC-18
------------------------------------------------------------------------------------------------------------------------------------

Lockout/Defeasance                          97.28%     97.10%     97.10%     58.53%     100.00%     100.00%     100.00%     100.00%
Yield Maintenance(2)                         1.20%      1.29%      1.29%      0.00%       0.00%       0.00%       0.00%       0.00%
Open                                         1.52%      1.62%      1.62%     41.47%       0.00%       0.00%       0.00%       0.00%
------------------------------------------------------------------------------------------------------------------------------------
Total                                      100.00%    100.00%    100.00%    100.00%     100.00%     100.00%     100.00%     100.00%
------------------------------------------------------------------------------------------------------------------------------------
Total Beginning Balance (in  millions)    $499.57    $459.17    $449.38     $40.39       $1.22       $0.94       $0.64       $0.32
Percent of Mortgage Pool Balance(3)         51.15%     47.02%     46.02%      4.14%       0.13%       0.10%       0.07%       0.03%
------------------------------------------------------------------------------------------------------------------------------------

(1)   Prepayment provisions in effect as a percentage of outstanding loan balances as of the indicated date assuming no prepayments on the Mortgage
      Loans (except that the ARD Loans will be repaid on the Anticipated
      Repayment Date).

(2)   As of the Cut-off Date, four Mortgage Loans, representing 3.8% of the
      Initial Pool Balance are subject to yield maintenance prepayment provisions after the lock-out period. The remaining Mortgage Loans, representing 85.9% of the Initial Pool Balance are subject to defeasance after an initial restriction period (with the exception of Loan No. 58484
      (representing 10.0% of the initial pool balance) which allows for the related borrower's option of either yield maintenance or defeasance after the lock-out period). With respect to Loan No. 11393, there is no lock-out period, however, there is yield maintenance for the first 47 months after which a fixed prepayment premium of 1% instead of yield maintenance with respect to any prepayment made on any of the nine payment dates prior to the open period (for purposes of this table, such fixed prepayment premium has been treated as yield maintenance).

(3)   As of the Cut-off Date.

*     The general (*) footnote under the "GENERAL CHARACTERISTICS" table on page 8 to this term sheet also applies to this table.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co.,
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       12

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-6
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS OR CROSSED POOLS*
--------------------------------------------------------------------------------
The following table and summaries describe the ten largest Mortgage Loans or
Crossed Pools in the Mortgage Pool by Cut-off Date Balance:

      TEN LARGEST MORTGAGE LOANS OR CROSSED POOL BY CUT-OFF DATE BALANCE*

                                                              % OF
                                                CUT-OFF     INITIAL                 CUT-OFF       LTV
                                                 DATE         POOL      PROPERTY   DATE LTV      RATIO     UNDERWRITTEN    MORTGAGE
LOAN NAME                                       BALANCE     BALANCE       TYPE       RATIO    AT MATURITY      DSCR          RATE
---------                                       -------     -------       ----       -----    -----------      ----          ----

 Post Oak Central .......................... $ 97,504,000     10.0%      Office      63.7%        63.7%         1.71x        4.976%
 Steeplegate Mall ..........................   67,935,229      7.0       Retail      64.7%        60.0%         1.62x        4.700%
 Simon-Upper Valley Mall ...................   47,903,549      4.9       Retail      79.8%        74.7%         1.25x        5.890%
 Cupertino Village I, II & III .............   38,000,000      3.9       Retail      77.6%        66.3%         1.25x        5.807%
 Monument IV at Worldgate ..................   38,000,000      3.9       Office      64.3%        59.6%         1.73x        5.289%
 Trinity Centre I & Trinity Centre III(1)...   34,889,200      3.6       Office      67.2%        59.4%         1.33x        6.500%
 King's Crossing ...........................   28,300,000      2.9    Multifamily    79.7%        72.1%         1.21x        4.952%
 Sepulveda Center ..........................   28,000,000      2.9       Office      80.0%        70.2%         1.34x        5.470%
 Howe 'Bout Arden ..........................   24,800,000      2.5       Retail      80.0%        71.3%         1.20x        5.255%
 Veritas DGC Headquarters ..................   23,910,000      2.4       Office      59.9%        54.8%         1.47x        5.410%
                                             ------------     ----                   70.1%        64.8%         1.47X        5.330%
 TOTAL: .................................... $429,241,978     44.0%
                                             ============     ====

*     The general (*) footnote under the "GENERAL CHARACTERISTICS" table on page 8 to this term sheet also applies to this table.

(1)   For crossed pools, the information is the sum or weighted average of the information for the mortgage loans in the crossed pool.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co.,
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       13

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-6
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                                POST OAK CENTRAL
--------------------------------------------------------------------------------

                               [PICTURE OMITTED]

                               [PICTURE OMITTED]

                               [PICTURE OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co.,
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       14

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-6
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                                POST OAK CENTRAL
--------------------------------------------------------------------------------

                           SIGNIFICANT MORTGAGE LOANS

POST OAK CENTRAL
--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:       $97,504,000

 FIRST PAYMENT:                    January 1, 2005

 TERM/AMORTIZATION:                84/0 months

 INTEREST ONLY PERIOD:             84 months

 MATURITY DATE:                    December 1, 2011

 EXPECTED MATURITY BALANCE:        $97,504,000

 BORROWING ENTITY:                 Crescent POC Investors, L.P.

 INTEREST CALCULATION:             Actual/360

 CALL PROTECTION(1):               Lockout: 24 payments
                                   GRTR 1% PPMT or Yield
                                   Maintenance: 56 payments
                                   Open: 4 payments

 UP-FRONT RESERVES:

   UNFUNDED OBLIGATION
      RESERVE:                     $ 9,439,605

 ONGOING RESERVES:

   TAX/INSURANCE RESERVE(2):       Springing

   REPLACEMENT RESERVE(2):         Springing(3)

   TI/LC RESERVE(2):               Springing

 LOCKBOX:                          Hard
--------------------------------------------------------------------------------

(1)   The borrower has the option to defease the Post Oak Central Mortgage Loan at any time after the lockout period.

(2)   Springs upon the occurrence of: (i) an event of default or (ii) the net operating income for any fiscal quarter falls below $8,415,901.

(3)   Capped at $573,750.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE BALANCE:             $97,504,000

 CUT-OFF DATE LTV:                 63.7%

 MATURITY DATE LTV:                63.7%

 UNDERWRITTEN DSCR(1):             1.71x(3)

 MORTGAGE RATE(2):                 4.976%
--------------------------------------------------------------------------------

(1)   DSCR figures based on net cash flow unless otherwise noted.

(2)   The interest rate was rounded to three decimals.

(3)   The loan is interest only for its entire term. If the debt service had been calculated on such interest only payments, the resulting underwritten DSCR would have been approximately 2.18x.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 PROPERTY TYPE:                    Office

 PROPERTY SUB TYPE:                Suburban

 LOCATION:                         Houston, TX

 YEAR BUILT/RENOVATED:             1974/2001

 NET RENTABLE SQUARE FEET:         1,280,248

 CUT-OFF BALANCE PER SF:           $76

 OCCUPANCY AS OF 10/31/04:         91.0%

 OWNERSHIP INTEREST:               Fee

 PROPERTY MANAGEMENT:              Crescent Property Services, Inc.

 U/W NET CASH FLOW:                $10,727,639

 APPRAISED VALUE:                  $153,000,000
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co.,
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       15

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-6
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                                POST OAK CENTRAL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                   FINANCIAL INFORMATION
--------------------------------------------------------------------------------------------------------------------------

                                                          ANNUALIZED
                                                          MOST RECENT       FULL YEAR        FULL YEAR        FULL YEAR
                                        UNDERWRITTEN      (9/30/2004)     (12/31/2003)     (12/31/2002)     (12/31/2001)
                                        ------------      -----------     ------------     ------------     ------------

 Effective Gross Income .............   $ 24,154,051     $ 22,769,037     $ 22,388,184     $ 22,097,755     $ 23,406,862
 Total Expenses .....................   $ 11,972,666     $ 11,743,173     $ 11,990,826     $ 11,290,008     $ 11,836,914
 Net Operating Income (NOI) .........   $ 12,181,385     $ 11,025,864     $ 10,397,358     $ 10,807,747     $ 11,569,948
 Cash Flow (CF) .....................   $ 10,727,639     $ 11,025,864     $ 10,397,358     $ 10,807,747     $ 11,569,948
 DSCR on NOI ........................           1.94x            1.76x            1.66x            1.73x            1.85x
 DSCR on CF. ........................           1.71x            1.76x            1.66x            1.73x            1.85x
--------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                      TENANT INFORMATION(1)
-------------------------------------------------------------------------------------------------------------------------------
                                            RATINGS      TOTAL       % OF                 POTENTIAL    % POTENTIAL     LEASE
TOP TENANTS                                S&P/FITCH   TENANT SF   TOTAL SF   RENT PSF       RENT          RENT      EXPIRATION
-------------------------------------------------------------------------------------------------------------------------------

 Apache Corp. ...........................    A-/A       297,110       23.5%   $ 16.73   $4,971,951         25.8%    12/31/2013
 Stewart Information Services ...........    A-/NR      228,437       18.1    $ 11.72   $2,678,415         13.9      9/30/2016
 Technip USA Corp. ......................  BBB+/NR      108,338        8.6    $ 17.35   $1,880,139          9.7      5/31/2007
 Tractebel North America Services .......    A-/NR       87,980        7.0    $ 18.25   $1,605,635          8.3      4/30/2014
                                                        -------       ----                                 ----
 TOTAL ..................................               721,865       57.2%                                57.7%
-------------------------------------------------------------------------------------------------------------------------------

(1)   Information obtained from Underwritten Rent Roll except for Ratings
      (S&P/Fitch) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent, and % of Potential Rent include base rent only and exclude common area maintenance expense and reimbursement.

-----------------------------------------------------------------------------------------------------------------
                                                  LEASE ROLLOVER SCHEDULE(1)
-----------------------------------------------------------------------------------------------------------------
                        # OF LEASES      EXPIRING        % OF       CUMULATIVE       CUMULATIVE        EXPIRING
YEAR OF EXPIRATION        EXPIRING          SF         TOTAL SF      TOTAL SF      % OF TOTAL SF         RENT
-----------------------------------------------------------------------------------------------------------------

 2004 ..............          4            12,465          1.0%        12,465            1.0%        $  272,735
 2005 ..............         36           110,898          8.8        123,363            9.8%        $2,025,066
 2006 ..............         17            62,054          4.9        185,417           14.7%        $1,364,081
 2007 ..............         17           163,891         13.0        349,308           27.7%        $2,870,497
 2008 ..............          6            46,222          3.7        395,530           31.3%        $  959,543
 2009 ..............         10            76,428          6.1        471,958           37.4%        $1,416,306
 2010 ..............          2             8,407          0.7        480,365           38.1%        $  136,213
 2011 ..............          1            10,191          0.8        490,556           38.9%        $  188,534
 2012 ..............          3            30,766          2.4        521,322           41.3%        $  703,294
 2013 ..............         21           297,110         23.5        818,432           64.8%        $4,971,951
 2014 ..............          7            97,099          7.7        915,531           72.5%        $1,715,519
 2016 ..............         21           228,437         18.1      1,143,968           90.6%        $2,678,415
 MTM ...............          1               841          0.1      1,144,809           90.7%        $   16,610
 Vacant ............                      117,415          9.3      1,262,224          100.0%
                             --           -------        -----
 TOTAL .............        146         1,262,224        100.0%
-----------------------------------------------------------------------------------------------------------------

(1)   Information obtained from Underwritten Rent Roll.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co.,
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       16

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-6
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                                POST OAK CENTRAL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SUMMARY OF SIGNIFICANT TENANTS
--------------------------------------------------------------------------------

The Post Oak Central Mortgaged Property was 91% occupied as of October 31, 2004, with investment grade tenants occupying 57.2% of the space. The four largest tenants, representing 57.2% of total net rentable area, are:

o    Apache Corp.: (NYSE: "APA") (Rated "A-" by S&P and "A" by Fitch) This
     tenant occupies 297,110 square feet (23.2%) with a lease expiration date of
     December 31, 2013. Apache Corp.'s principal activities include the exploration, development and production of natural gas, crude oil and natural gas liquids. Apache Corp. has interests in seven countries: the
     United States, Canada, Egypt, Australia, the United Kingdom, China and
     Argentina. Apache Corp. has a market capitalization in excess of $17 billion, 2003 revenues of $4.19 billion and 2003 net income of $1.12 billion.

o    Stewart Information Services: (NYSE: "STC") (Rated "A-" by S&P and not
     rated by Fitch) This tenant occupies 228,437 square feet (17.8%) with a lease expiring on September 30, 2016. Stewart Information Services is a
     real estate information and transaction management company, providing title insurance and related services through more than 7,200 issuing locations in the United States and several international markets. Stewart Information
     Services delivers services required for settlement by the real estate and mortgage industries, including title reports, flood determinations, credit reports, appraisals and automated valuation models, document preparation, property reports and background checks. Stewart Information Services had
     2003 revenues of $2.2 billion and 2003 net income of $123.8 million.

o    Technip USA Corp.: (Rated "BBB+" by S&P and not rated by Fitch) This tenant occupies 108,338 square feet (8.5%) with a lease expiration date of May 31,
     2007. Technip USA Corp.'s business activity covers offshore and onshore field development, gas processing and liquefaction, refining, onshore pipelines and petrochemicals. Technip USA Corp. provides services for engineering, procurement, construction and project management and employs over 19,000 employees worldwide.

o    Tractebel North America Services: (Rated "A-" by S&P and not rated by
     Fitch) This tenant occupies 87,980 square feet (6.9%) with a lease expiring on April 30, 2014. Tractebel Energy Services, Inc. is the United States
     retail energy business unit of Tractebel Electricity & Gas International, which is one of the business divisions of SUEZ SA (NYSE: "SZE") a worldwide industrial and services group for electricity and gas and water and waste services. Based in Brussels, Tractebel Electricity & Gas International
     develops, builds and operates energy facilities and transports and distributes natural gas and liquefied natural gas in several countries outside Europe. SUEZ SA had 2003 sales of $51.6 billion and over 172,000 employees.

--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co.,
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       17

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-6
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                                POST OAK CENTRAL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
THE LOAN:

o    The Post Oak Central Mortgage Loan is secured by a first mortgage on three
     24-story buildings located at 1980, 1990, and 2000 Post Oak Boulevard in
     Houston, Texas. Situated on a combined site area of 17.3 acres, the complex has on-site parking for 4,400 cars in three garages as well as surface lots.

THE BORROWER:

o    The borrower is Crescent POC Investors, L.P. (the "Post Oak Central
     Borrower") a Delaware limited partnership and single purpose, bankruptcy remote entity, for which the Post Oak Central Borrower's legal counsel has provided a non-consolidation opinion. Equity ownership in the Post Oak
     Central Borrower is held by Crescent Big Tex I, L.P. (99.9%) a Delaware limited partnership and Crescent POCI GP, LLC (0.1%) a Delaware limited liability company, which is owned (100%) by Crescent Big Tex I, L.P.
     Crescent Real Estate Equities Company, a Texas real estate investment trust, holds ultimate ownership.

o    Crescent Real Estate Equities Company is one of the largest publicly held real estate investment trusts in the nation with assets and operations divided into four investment segments: Office, Resort/Hotel, Residential
     Development and Temperature-Controlled Logistics. The primary business of
     Crescent Real Estate Equities Company is its Office segment, which consisted of 72 office properties as of December 31, 2003. The office properties are located primarily in Dallas and Houston, with additional concentrations in Austin, Denver, Miami and Las Vegas. As of fiscal year-end December 31, 2004 Crescent Real Estate Equities Company reported a net worth of $1.2 billion. For the nine months ended September 30, 2004, revenues were $685.7 million.

THE PROPERTY:

o    The collateral for the Post Oak Central Mortgage Loan consists of a fee simple interest in Post Oak Central, a 1,280,248 square foot. Class A suburban office complex located at 1980, 1990 and 2000 Post Oak Boulevard in Houston, Texas. Completed in 1974, 1978, and 1980, the subject consists of three 24-story buildings situated on a combined site area of 17.3 acres.
     The complex has on-site parking for 4,400 cars in three garages as well as surface lots. As of October 31, 2004, the subject was 91% leased by a total of 64 office tenants at an average lease rate of $17.23 per square foot
     (modified gross) and 11 retail tenants at an average lease rate of $11.39 per square foot (triple net lease).

PROPERTY MANAGEMENT:

o    Crescent Property Services, Inc., a subsidiary of Crescent Real Estate
     Equities Company, manages the Post Oak Central Mortgaged Property.
     Headquartered in Fort Worth, Texas, Crescent Property Services, Inc.
     manages 72 office buildings with a total of 30 million square feet of rentable space. Within the local market, Crescent Property Services, Inc.
     manages 22 buildings totaling 11.2 million square feet.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    Additional mezzanine debt is permitted, subject to, among other things (i)
     rating agency confirmation, (ii) reasonable approval of mortgagee, (iii)
     the loan to value ratio shall not exceed 75% in the aggregate for the Post
     Oak Central Mortgage Loan and any mezzanine loan, (iv) the debt service coverage ratio of the property over the trailing four calendar quarter period shall not be less than the debt service coverage ratio of the Post
     Oak Central Mortgaged Property as of the closing of the Post Oak Central
     Mortgage Loan (based upon the underwritten cash flow and the greater of the actual loan constant payment rate or an assumed 7.50% loan constant payment rate) as reasonably determined by the mortgagee, and (v) receipt of a subordination and intercreditor agreement acceptable to the mortgagee and the mezzanine lender. This right shall survive the transfer of the Post Oak
     Central Mortgaged Property and the assumption of the Post Oak Central
     Mortgage Loan.

-------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co.,
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       18

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-6
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                                POST OAK CENTRAL
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co.,
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       19

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-6
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                                STEEPLEGATE MALL
--------------------------------------------------------------------------------

                               [PICTURE OMITTED]

                               [PICTURE OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co.,
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       20

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-6
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                                STEEPLEGATE MALL
--------------------------------------------------------------------------------
                           SIGNIFICANT MORTGAGE LOANS

STEEPLEGATE MALL
--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:      $68,250,000

 FIRST PAYMENT:                   September 1, 2004

 TERM/AMORTIZATION:               60/360 months

 MATURITY DATE:                   August 1, 2009

 EXPECTED MATURITY BALANCE:       $62,982,467

 BORROWING ENTITY:                GGP-Steeplegate, Inc.

 INTEREST CALCULATION:            Actual/360

 CALL PROTECTION:                 Lockout/defeasance: 54 payments
                                  Open: 6 payments

 LOCKBOX:                         Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            FINANCIAL INFORMATION(1)
--------------------------------------------------------------------------------
 CUT-OFF DATE BALANCE:             $67,935,229

 CUT-OFF DATE LTV:                 64.7%

 MATURITY DATE LTV:                60.0%

 UNDERWRITTEN DSCR(2):             1.62x

 MORTGAGE RATE(3):                 4.700%
--------------------------------------------------------------------------------

(1)   The Cut-off Date Balance for the Steeplegate Mall Whole Loan is
      $83,612,590. The Cut-off Date Balance for the Steeplegate Mall B Note is
      $15,677,361. The Cut-off Date LTV for the Steeplegate Mall Whole Loan is
      79.6%. The Maturity Date LTV for the Steeplegate Mall Whole Loan is
      73.8%. The underwritten DSCR on net cash flow for the Steeplegate Mall
      Whole Loan is 1.27x. The Steeplegate Mall Whole Loan Mortgage Rate is
      4.9415%.

(2)   DSCR figures based on net cash flow unless otherwise noted.

(3)   The interest rate was rounded to three decimal places and is subject to change (prior to pricing).

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 PROPERTY TYPE:                    Retail

 PROPERTY SUB TYPE:                Anchored

 LOCATION:                         Concord, NH

 YEAR BUILT/RENOVATED:             1990/2003

 NET RENTABLE SQUARE FEET:         482,097

 CUT-OFF BALANCE PER SF:           $141

 OCCUPANCY AS OF 10/26/04:         93.5%

 OWNERSHIP INTEREST:               Fee

 PROPERTY MANAGEMENT:              General Growth Management, Inc.

 U/W NET CASH FLOW:                $6,802,650

 APPRAISED VALUE:                  $105,000,000
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co.,
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       21

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-6
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                                STEEPLEGATE MALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             FINANCIAL INFORMATION
--------------------------------------------------------------------------------
                                                    ANNUALIZED
                                                   MOST RECENT      FULL YEAR
                                  UNDERWRITTEN     (9/30/2004)     (12/31/2003)
                                ---------------- --------------- ---------------
 Effective Gross Income .......   $ 10,993,483     $ 9,726,313     $ 9,969,333
 Total Expenses ...............   $  3,765,377     $ 3,327,692     $ 3,517,193
 Net Operating Income (NOI) ...   $  7,228,106     $ 6,398,621     $ 6,452,140
 Cash Flow (CF) ...............   $  6,802,650     $ 6,398,621     $ 6,452,140
 DSCR on NOI ..................           1.72x           1.52x           1.54x
 DSCR on CF ...................           1.62x           1.52x           1.54x
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                      TENANT INFORMATION(1)
---------------------------------------------------------------------------------------------------------------------

                                   RATINGS      TOTAL       % OF                POTENTIAL   % POTENTIAL     LEASE
TOP TENANTS                       S&P/FITCH   TENANT SF   TOTAL SF   RENT PSF      RENT         RENT      EXPIRATION
-------------------------------- ----------- ----------- ---------- ---------- ----------- ------------- -----------

 Sears .........................  BBB/BBB-     106,731       22.1%   $  3.50   $373,559          5.3%     7/31/2005
 Bon Ton .......................  Not Rated     87,736       18.2    $  5.50   $482,548          6.8     10/31/2009
 J.C. Penney ...................   BB+/BB+      61,880       12.8    $  3.79   $234,525          3.3      7/31/2010
 Circuit City ..................  Not Rated     35,191        7.3    $ 13.26   $466,633          6.6      1/31/2016
 Old Navy Clothing Co. .........   BB+/BB+      24,704        5.1    $ 14.75   $364,384          5.1      1/31/2011
                                               -------       ----                               ----
 TOTAL .........................               316,242       65.6%                              27.0%
---------------------------------------------------------------------------------------------------------------------

(1)   Information obtained from Underwritten Rent Roll except for Ratings
      (S&P/Fitch) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent, and % of Potential Rent include base rent only and exclude common area maintenance expense and reimbursement.

---------------------------------------------------------------------------------------------------------------
                                          LEASE ROLLOVER SCHEDULE(1)
---------------------------------------------------------------------------------------------------------------
                        # OF LEASES     EXPIRING       % OF       CUMULATIVE       CUMULATIVE        EXPIRING
YEAR OF EXPIRATION        EXPIRING         SF        TOTAL SF      TOTAL SF      % OF TOTAL SF         RENT
--------------------   -------------   ----------   ----------   ------------   ---------------   -------------

 2004 ..............          2           6,737          1.4%         6,737            1.4%        $  175,231
 2005 ..............          6         111,570         23.1        118,307           24.5%        $  587,413
 2006 ..............          3           9,184          1.9        127,491           26.4%        $  236,385
 2007 ..............          6          10,425          2.2        137,916           28.6%        $  401,972
 2008 ..............          2           1,251          0.3        139,167           28.9%        $   66,004
 2009 ..............          6          99,827         20.7        238,994           49.6%        $  804,074
 2010 ..............          8          78,401         16.3        317,395           65.8%        $  840,740
 2011 ..............          9          37,490          7.8        354,885           73.6%        $  880,012
 2012 ..............          2           4,358          0.9        359,243           74.5%        $  117,334
 2013 ..............          8          21,547          4.5        380,790           79.0%        $  589,439
 2014 ..............         14          53,986         11.2        434,776           90.2%        $1,391,710
 2016 ..............          1          35,191          7.3        469,967           97.5%        $  466,633
 MTM ...............          1              91          0.0        470,058           97.5%        $   28,800
 Vacant ............                     12,039          2.5        482,097          100.0%
                             --         -------        -----
 TOTAL .............         68         482,097        100.0%
---------------------------------------------------------------------------------------------------------------

(1)   Information obtained from Underwritten Rent Roll.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co.,
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       22

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-6
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                                STEEPLEGATE MALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SUMMARY OF SIGNIFICANT TENANTS
--------------------------------------------------------------------------------
The Steeplegate Mall Mortgaged Property is 93.5% leased. The four largest tenants representing 60.5% of the gross leasable area are:

o    Sears (NYSE: "S") (Rated "BBB" by S&P and "BBB-" by Fitch) is a multi-line retailer offering an array of merchandise and related services. Sears occupies 106,731 square feet (22.1%) on a 15-year lease expiring on July
     31, 2005 with six five-year renewal option periods. The improvements consist of a retail store building of 93,920 square feet, an attached automotive service center building of 11,311 square feet and an attached service area of 1,500 square feet. Sears operates 872 full-line stores and approximately 1,300 specialty stores located throughout the United States,
     Puerto Rico and Canada. As of the fiscal year ended January 1, 2004, Sears reported revenue of approximately $41.1 billion, net income of $3.4 billion.

o    Bon Ton (NASDAQ: "BONT") (Not Rated) occupies 87,736 square feet (18.2%) on a ten-year lease expiring on October 31, 2009 with five five-year renewal option periods. The improvements consist of two retail buildings, one for
     Bon Ton of 53,393 square feet and one for Bon Ton Men's and Home of 34,408 square feet. Bon Ton is a traditional department store retailer carrying an assortment of brand name and private-label fashion apparel and accessories for women, men and children, as well as cosmetics and home furnishings. Bon
     Ton operates 142 department stores under the Bon Ton and Elder-Beerman names and two furniture stores located in 16 states from the Northeast to the Midwest. As of the fiscal year ended January 31, 2004, Bon Ton reported revenue of approximately $930 million, net income of $20.6 million.

o    J.C. Penney (NYSE: "JCP") (Rated "BB+" by S&P and Fitch) is a multi-line retailer that offers family apparel, jewelry, shoes, accessories and home furnishings. J.C. Penney occupies 61,880 square feet (12.8%) on the first five-year lease renewal expiring on July 31, 2010 with five five-year renewal option periods. Founded in 1902 and headquartered in Plano, Texas,
     J.C. Penney Corporation, Inc., the wholly-owned operating subsidiary of
     J.C. Penney Company, Inc., is one of America's largest department store, catalog, and e-commerce retailers, employing approximately 150,000 associates. As of May 1, 2004, J.C. Penney Corporation, Inc. operated 1,021
     J.C. Penney department stores throughout the United States and Puerto Rico, and 59 Renner department stores in Brazil. For the fiscal year ended
     January 31, 2004, J.C. Penney Corporation, Inc. reported revenues of $17.8 billion and a net loss of $928.0 million.

o    Circuit City (NYSE: "CC") (Not Rated) occupies 35,191 square feet (7.3%) on a 15-year lease expiring on January 31, 2016 with two five-year renewal option periods. Circuit City is a national retailer of brand-name consumer electronics, home office equipment and entertainment software. Circuit City operates 600 stores. As of the fiscal year ended February 29, 2004, Circuit
     City reported revenue of approximately $9.7 billion. Circuit City reported sales per square foot of $312 in 2002 and $384 in 2003 at the Steeplegate
     Mall Mortgaged Property.

--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co.,
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       23

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-6
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                                STEEPLEGATE MALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
THE LOAN:

o    The Steeplegate Mall Mortgage Loan is secured by a first mortgage on an anchored mall located in Concord, Merrimack County, New Hampshire.

o    The capital structure of this transaction consists of an A-note in the amount of $68,250,000 and a B-note in the amount of $15,750,000.

o    GGP/Homart, Inc., as the sponsor guarantor, has absolutely and unconditionally guaranteed to mortgagee the payment of $22,500,000 of the principal balance of the Steeplegate Mall Mortgage Loan. The amount of the guaranty shall be reduced, but never increased, on a quarterly basis beginning November 1, 2004 based on the performance of the Steeplegate Mall
     Mortgaged Property by the positive amount that is equal to $875,000 multiplied by the amount that is equal to the net operating income over the trailing-4 calendar quarters minus $7,250,000 divided by $100,000.

THE BORROWER:

o    The borrower is GGP-Steeplegate, Inc. (the "Steeplegate Mall Borrower"), a
     Delaware corporation and single purpose bankruptcy remote entity with at least two independent directors for which the Steeplegate Mall Borrower's legal counsel has delivered a non-consolidation opinion. Founded in 1954,
     General Growth Properties, Inc. ("GGP"), a publicly traded Real Estate
     Investment Trust, is primarily engaged in the ownership, operation, management, leasing, acquisition, development and expansion of regional malls and community shopping centers located in the United States. GGP is one of the largest owner/operator of regional malls in the country. GGP, either directly or indirectly through limited partnerships and subsidiaries, owns and/or manages approximately 170 retail properties located in 41 states containing approximately 150 million square feet and housing approximately 16,000 tenants. As of the fiscal year ended December
     31, 2003, GGP reported revenue of $1.27 million, net income of $263.4 million.

o    The Steeplegate Mall Borrower shall have the right, upon ten days prior written notice to mortgagee, to cause any of GGP, Inc., GGP Limited
     Partnership, GGPLP L.L.C., GGP-TRS L.L.C., GGP/Homart II L.L.C., and/or GGP
     Holding, Inc., GGP Holding II, Inc., Price Development Company, New York
     State Common Retirement Fund ("NYSCRF"), and/or Teachers' Retirement System
     of the State of Illinois ("Teachers") to be substituted as the sponsor provided that, (i) except with respect to Teachers, NYSCRF and GGP, Inc., the applicable entity is controlled by GGP, Inc. and NYSCRF and/or Teachers and (ii) the Steeplegate Mall Borrower delivers to mortgagee an assumption agreement in form reasonably acceptable to mortgagee executed by such substitute entity. Upon assumption of any obligations of the sponsor under the Steeplegate Mall Mortgage Loan documents by such successor sponsor, the prior sponsor shall be released from liability as to all matters arising from and after the effective date of substitution.

THE PROPERTY:

o    The Steeplegate Mall Mortgaged Property is an anchored mall built in 1990, expanded in 2001 and renovated in 2003. The improvements contain a gross leasable area of 482,097 square feet and are situated on 49.2 acres. The improvements consist of the one-story main mall building and two separate outparcel buildings. The mall has two main entrances, with the anchor tenants also having their own entrances. The anchor tenants are Sears, Bon
     Ton (two spaces), J.C. Penney, Circuit City and Old Navy Clothing Co.
     Together, the anchor tenants occupy 65.6% of the space. Non-anchor tenants include Charlotte Russe, The Gap/Gap Kids, Victoria's Secret, Abercrombie &
     Fitch, Lane Bryant, American Eagle Outfitters, PacSun, Waldenbooks,
     Lenscrafters, Aeropostale, Bath & Body Works, and Radio Shack. Applebee's
     and the Bank of New Hampshire are located on outparcels. There are 2,455 surface parking spaces.

--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co.,
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       24

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-6
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                                STEEPLEGATE MALL
--------------------------------------------------------------------------------

o    The Steeplegate Mall Borrower is generally required at its sole cost and expense to keep the Steeplegate Mall insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

PROPERTY MANAGEMENT:

o    General Growth Management, Inc. manages the subject property. General
     Growth Management, Inc., a Steeplegate Mall Borrower related entity founded in 1954 and headquartered in Chicago, Illinois currently manages 170 retail properties located in 41 states containing approximately 150 million square feet and housing approximately 16,000 tenants.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    $15,750,000 B-note held outside the trust.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    Not allowed.

RELEASE OR SUBSTITUTION OF PROPERTY:

o    The release of certain parcels or outlots and certain lot line adjustments to the Steeplegate Mall Mortgage Property are each subject to satisfaction of conditions set forth in the Steeplegate Mall Mortgage Loan documents including, but not limited to, (a) notice to the mortgagee, (b) payment of mortgagee's reasonable out-of-pocket expenses and (c) the delivery of a
     REMIC opinion and evidence that the parcel or outlot being released is vacant, non-income producing and either (i) unimproved (or improved only by surface parking areas or landscaping) or (ii) subject to the mortgagee's express prior written consent, improved.

--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co.,
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       25

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-6
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                                STEEPLEGATE MALL
--------------------------------------------------------------------------------

                               [MAP OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co.,
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       26

                      (This Page Intentionally Left Blank)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-6
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                           SIMON -- UPPER VALLEY MALL
--------------------------------------------------------------------------------

                               [PICTURE OMITTED]

                               [PICTURE OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co.,
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       27

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-6
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                           SIMON -- UPPER VALLEY MALL
--------------------------------------------------------------------------------

                           SIGNIFICANT MORTGAGE LOANS

SIMON -- UPPER VALLEY MALL
--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:       $47,903,549

 FIRST PAYMENT:                    August 1, 2004

 TERM/AMORTIZATION:                120/360 months

 INTEREST ONLY PERIOD:             60

 MATURITY DATE:                    July 1, 2014

 EXPECTED MATURITY BALANCE:        $44,810,734

 BORROWING ENTITY:                 Upper Valley Mall, LLC

 INTEREST CALCULATION:             Actual/360

 CALL PROTECTION:                  Lockout/defeasance: 113 payments
                                   Open: 7 payments

 ONGOING RESERVE(1):

   TAX/INSURANCE RESERVE:          Springing

   REPLACEMENT RESERVE(2):         Springing

 LOCKBOX:                          Hard
--------------------------------------------------------------------------------

(1)   Springing after NOI for trailing four calendar quarters falls below
      $3,747,000.

(2)   Monthly amount will be $10,358, capped at $62,147.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE BALANCE:             $47,903,549

 CUT-OFF DATE LTV:                 79.8%

 MATURITY DATE LTV:                74.7%

 UNDERWRITTEN DSCR(1):             1.25x

 MORTGAGE RATE:                    5.890%
--------------------------------------------------------------------------------
(1)   DSCR figures based on net cash flow unless otherwise noted.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 PROPERTY TYPE:                    Retail

 PROPERTY SUB TYPE:                Anchored

 LOCATION:                         Springfield, OH

 YEAR BUILT/RENOVATED:             1971/2003

 NET RENTABLE SQUARE FEET:         496,895

 CUT-OFF BALANCE PER SF:           $96

 OCCUPANCY AS OF 10/07/04:         87.1%

 OWNERSHIP INTEREST:               Fee

 PROPERTY MANAGEMENT:              Simon Management Associates, LLC

 U/W NET CASH FLOW:                $4,257,847

 APPRAISED VALUE:                  $60,000,000

--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co.,
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       28

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-6
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                           SIMON -- UPPER VALLEY MALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
                                                    ANNUALIZED
                                                   MOST RECENT       FULL YEAR
                                  UNDERWRITTEN     (6/30/2004)      (12/31/2003)
                                 --------------  ---------------  --------------
 Effective Gross Income ......    $ 6,637,894      $ 6,335,876      $ 6,596,427
 Total Expenses ..............    $ 2,112,670      $ 1,998,268      $ 1,987,804
 Net Operating Income (NOI) ..    $ 4,525,224      $ 4,337,608      $ 4,608,623
 Cash Flow (CF) ..............    $ 4,257,847      $ 4,337,608      $ 4,608,623
 DSCR on NOI .................           1.33x            1.27x            1.35x
 DSCR on CF ..................           1.25x            1.27x            1.35x
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                     TENANT INFORMATION(1)
-------------------------------------------------------------------------------------------------------------------------------
                             RATINGS        TOTAL         % OF                    POTENTIAL     % POTENTIAL        LEASE
TOP TENANTS                 S&P/FITCH     TENANT SF     TOTAL SF     RENT PSF        RENT           RENT         EXPIRATION
------------------------   -----------   -----------   ----------   ----------   -----------   -------------   -------------

 J.C. Penney ...........     BB+/BB+       153,480         30.9%    $ 1.74       $266,630            5.8%        9/30/2006
 Elder-Beerman .........    Not Rated       72,456         14.6     $ 4.87       $352,861            7.7        10/31/2012
                                           -------         ----                                     ----
 TOTAL .................                   225,936         45.5%                                    13.4%
-------------------------------------------------------------------------------------------------------------------------------

(1)   Information obtained from Underwritten Rent Roll except for Ratings
      (S&P/Fitch) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent, and % of Potential Rent include base rent only and exclude common area maintenance expense and reimbursement.

---------------------------------------------------------------------------------------------------------------
                                          LEASE ROLLOVER SCHEDULE(1)
---------------------------------------------------------------------------------------------------------------
                        # OF LEASES     EXPIRING       % OF       CUMULATIVE       CUMULATIVE        EXPIRING
YEAR OF EXPIRATION        EXPIRING         SF        TOTAL SF      TOTAL SF      % OF TOTAL SF         RENT
--------------------   -------------   ----------   ----------   ------------   ---------------   -------------

 2004 ..............          1             120          0.0%           120            0.0%        $   48,000
 2005 ..............         13          49,314          9.9         49,434            9.9%        $  483,052
 2006 ..............         22         219,940         44.2        269,374           54.2%        $1,284,966
 2007 ..............          6           9,518          1.9        278,892           56.1%        $  230,152
 2008 ..............          4           7,743          1.6        286,635           57.7%        $  174,317
 2009 ..............          7          39,129          7.9        325,764           65.5%        $  342,543
 2010 ..............          3           8,963          1.8        334,727           67.3%        $  196,403
 2011 ..............          3           8,329          1.7        343,056           69.0%        $  164,698
 2012 ..............          2          72,906         14.7        415,962           83.7%        $  382,861
 2013 ..............          5          11,989          2.4        427,951           86.1%        $  238,340
 2014 ..............          4           8,142          1.6        436,093           87.7%        $  143,996
 2021 ..............          2               0          0.0        436,093           87.7%        $        0
 MTM ...............          1           2,367          0.5        438,460           88.2%        $   59,175
 Vacant ............                     58,717         11.8        497,177          100.0%
                             --         -------        -----
 TOTAL .............         73         497,177        100.0%
---------------------------------------------------------------------------------------------------------------

(1)   Information obtained from Underwritten Rent Roll.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co.,
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       29

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-6
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                           SIMON -- UPPER VALLEY MALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SUMMARY OF SIGNIFICANT TENANTS
--------------------------------------------------------------------------------
The Simon -- Upper Valley Mall Mortgaged Property is 87.1% leased (on total owned gross leasable area) by a mix of national, regional, and local tenants, including two anchor tenants and approximately 70 in-line and freestanding tenants. The Simon -- Upper Valley Mall Mortgaged Property is also shadow-anchored by Lazarus-Macy's and Sears, which aggregate 253,482 square feet, are tenant-owned and not part of the collateral. The four largest tenants, representing 54.0% of total owned gross leasable area, are:

o    J.C. Penney (NYSE: "JCP") (Rated "BB+" by S&P and "BB+" by Fitch), a
     national department store retail chain, occupies 153,480 square feet
     (30.9%) on an original 25-year lease extended for a second, five-year period expiring on September 30, 2006 with two, five-year renewal options remaining. Founded in 1902 and headquartered in Plano, Texas, J.C. Penney
     Corporation, Inc., the wholly-owned operating subsidiary of J.C. Penney
     Company, Inc., is one of America's largest department store, catalog, and
     e-commerce retailers, employing approximately 150,000 associates. As of May
     1, 2004, J.C. Penney Corporation, Inc. operated 1,021 JCPenney department stores throughout the United States and Puerto Rico, and 59 Renner department stores in Brazil. For the fiscal year ended January 31, 2004,
     J.C. Penney Corporation, Inc. reported revenues of $17.8 billion and a net loss of $928.0 million.

o    Elder-Beerman (Not Rated), a Midwest department store retail chain, occupies 72,456 square feet (14.6%) on a 20-year lease expiring on October
     31, 2012 with six five-year renewal options. On October 24, 2003, The
     Elder-Beerman Stores Corp. became an indirect, wholly owned subsidiary of
     The Bon-Ton Stores Inc. (NASDAQ: "BONT"), one of the largest independent retail department store chains in the country. Founded in 1898 and headquartered in York, Pennsylvania, The Bon-Ton Stores, Inc. operates 142 department stores in 16 states, from the Northeast to the Midwest. The stores carry a assortment of brand-name fashion apparel and accessories for women, men and children, as well as home furnishings. The Elder-Beerman
     Stores Corp. operates 69 department stores in the Midwest. For the fiscal year ended January 31, 2004, The Bon-Ton reported revenues of $930.0 million and net income of $20.6 million.

o    Old Navy Clothing Co. (Rated "BB+" by S&P and "BB+" by Fitch), a North
     American specialty retailer, occupies 16,500 square feet (3.3%) on an original five-year lease extended for an additional, five-year period expiring on January 31, 2009 with one five-year renewal option remaining.
     Launched in 1994, Old Navy Clothing Co. is a division of Gap, Inc. (NYSE:
     "GPS"), a global specialty retailer operating stores selling casual apparel, accessories and personal care products for men, women and children under the Gap, Banana Republic and Old Navy Clothing Co. brands. As of July
     31, 2004, Gap Inc. operated in 2,999 store locations. Annual sales for Gap
     Inc.'s fiscal year ended January 31, 2004 totaled $15.9 billion; net income was $1.0 billion. Old Navy Clothing Co. offers selections of apparel, shoes and accessories for adults, children and infants, as well as other items, including personal care products. As of July 31, 2004, Gap Inc. operated
     853 Old Navy Clothing Co. stores in the United States and Canada. Annual net sales for Old Navy Clothing Co.'s fiscal year ended January 31, 2004 totaled $6.5 billion.

o    Chakeres Theatres, Inc., (Not Rated) a regional movie theater operator, occupies 15,476 square feet (3.1%) on a 34-year lease expiring on August
     31, 2005. Incorporated in 1930 and headquartered in Springfield, Ohio,
     Chakeres Theatres, Inc. is the oldest independent motion picture exhibitor in Ohio and Kentucky. Chakeres Theatres, Inc. currently operates 48 screens in 11 locations with an additional ten screens at seven drive-in locations.
     Chakeres Theatres, Inc. is a privately held company.

--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co.,
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       30

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-6
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                           SIMON -- UPPER VALLEY MALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
THE LOAN:

o    The Simon -- Upper Valley Mall Mortgage Loan is secured by a first mortgage on a 496,895 square foot portion of the Upper Valley Mall, a 750,377 square foot regional mall located in Springfield, Ohio.

THE BORROWER:

o    The borrower, Upper Valley Mall, LLC (the "Simon -- Upper Valley Mall
     Borrower"), a Delaware limited liability company, is a single-purpose, bankruptcy-remote entity with at least two independent managers for which the Simon -- Upper Valley Mall Borrower's legal counsel has delivered a non-consolidation opinion at loan closing. The Simon -- Upper Valley Mall
     Borrower is 100% owned by its sole member, Simon Capital Limited
     Partnership, a Delaware limited partnership. There is no borrower principal.

o    The Simon -- Upper Valley Mall Borrower is sponsored by Simon Property
     Group, Inc. (NYSE: "SPG") (Rated "BBB+" by S&P and "BBB" by Fitch), an
     Indianapolis-based real estate investment trust primarily engaged in the ownership, operation, leasing, management, acquisition, expansion and development of primarily regional malls and community shopping centers.
     Simon Property Group, Inc. had a market capitalization of approximately
     $14.1 billion as of October 14, 2004. As of September 30, 2004, Simon
     Property Group, Inc. owned or held an interest in 301 properties in North
     America containing an aggregate of 204 million square feet of gross leasable area, which consisted of 173 regional malls, 67 community shopping centers, and four office and mixed-use properties in 37 states plus Canada and Puerto Rico. Simon Property Group, Inc. also owns interests in three parcels of land held for future development and has ownership interests in
     48 shopping centers in Europe. For the year ended December 31, 2003, Simon
     Property Group, Inc. had total revenues of $2.3 billion and net income of
     $368.7 million.

THE PROPERTY:

o    The collateral for the Simon -- Upper Valley Mall Mortgage Loan consists of the fee simple interest in a 496,895 square foot portion of a regional mall totaling 750,377 gross leasable square feet. The Simon -- Upper Valley Mall
     Mortgaged Property was completed in 1971, expanded in 1992, and is situated on 46.7 acres at State Route 41 and Upper Valley Pike in Springfield, Ohio.

o    The Simon -- Upper Valley Mall Borrower, at its sole cost and expense, is required to keep the Simon -- Upper Valley Mall Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy. The Simon -- Upper Valley Mall
     Borrower is also required to maintain a comprehensive all risk insurance policy without an exclusion for acts of terrorism.

PROPERTY MANAGEMENT:

o    Simon Management Associates, LLC, an affiliate of the Simon -- Upper Valley
     Mall Borrower, manages the Simon -- Upper Valley Mall Mortgaged Property.
     Headquartered in Indianapolis, Indiana and in business for approximately 44 years, Simon Management Associates, LLC is a wholly owned subsidiary of
     Simon Property Group, L.P., a majority-owned partnership subsidiary of
     Simon Property Group, Inc. Simon Management Associates, LLC provides day-to-day property management functions including leasing, management and development services to most of the Simon Property Group, Inc. properties.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    Not allowed.

RELEASE OR SUBSTITUTION OF PROPERTY:

o    The Simon -- Upper Valley Mall Borrower is permitted to substitute another retail property for the Simon -- Upper Valley Mall Property provided certain conditions are satisfied, including that the substitute property has an appraised value not less than 110% of the fair market value of the released property, that net operating income for the substitute property is greater than 115% of the net operating income of the released property, and delivery of rating agency confirmations. The Simon -- Upper Valley Mall
     Borrower is also permitted to release non-income generating portions of the
     Simon -- Upper Valley Mall Mortgaged Property without the mortgagee's consent to governmental agencies and third parties or to grant easements to such non-income producing property.
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co.,
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       31

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-6
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                           SIMON - UPPER VALLEY MALL
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co.,
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       32

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-6
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                         CUPERTINO VILLAGE I, II & III
--------------------------------------------------------------------------------

          [PICTURE OMITTED]                       [PICTURE OMITTED]

                               [PICTURE OMITTED]

          [PICTURE OMITTED]                       [PICTURE OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co.,
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       33

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-6
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                         CUPERTINO VILLAGE I, II & III
--------------------------------------------------------------------------------

                          SIGNIFICANT MORTGAGE LOANS

CUPERTINO VILLAGE I, II & III
--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:       $38,000,000

 FIRST PAYMENT:                    August 1, 2004

 TERM/AMORTIZATION:                120/348 months

 INTEREST ONLY PERIOD:             12 months

 MATURITY DATE:                    July 1, 2014

 EXPECTED MATURITY BALANCE:        $32,469,771

 BORROWING ENTITY:                 Cupertino Village Associates, LLC and
                                   Cupertino Village Associates II, LLC

 INTEREST CALCULATION:             Actual/360

 CALL PROTECTION:                  Lockout/defeasance: 117 payments
                                   Open: 3 payments

 UP-FRONT RESERVES:

   TAX/INSURANCE RESERVE:          Yes

   IMMEDIATE REPAIR RESERVE:       $16,063

 ONGOING RESERVES:

   TAX/INSURANCE RESERVE:          Yes

   REPLACEMENT RESERVE(1):         $1,149

 LOCKBOX:                          Springing
--------------------------------------------------------------------------------

(1)   Years seven through ten replacement reserves are reduced to $958 per month.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE BALANCE:             $38,000,000

 CUT-OFF DATE LTV:                 77.6%

 MATURITY DATE LTV:                66.3%

 UNDERWRITTEN DSCR(1):             1.25x

 MORTGAGE RATE:                    5.807%
--------------------------------------------------------------------------------

(1)   DSCR figures based on net cash flow unless otherwise noted.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 PROPERTY TYPE:                    Retail

 PROPERTY SUB TYPE:                Anchored/Shadow Anchored

 LOCATION:                         Cupertino, CA

 YEAR BUILT/RENOVATED:
 Cupertino Village I               1968/1999
 Cupertino Village II              1974/1999
 Cupertino Village III             1999/NA

 NET RENTABLE SQUARE FEET:         114,902

 CUT-OFF BALANCE PER SF:           $330.72

 OCCUPANCY AS OF 8/20/04:          94.9%
 Cupertino Village I               94.8%
 Cupertino Village II              95.6%
 Cupertino Village III             95.6%

 OWNERSHIP INTEREST:               Fee

 PROPERTY MANAGEMENT:              Sand Hill Property Management Company

 U/W NET CASH FLOW:                $3,390,994
 APPRAISED VALUE:                  $49,000,000
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co.,
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       34

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-6
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                         CUPERTINO VILLAGE I, II & III
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
                                                    ANNUALIZED
                                                   MOST RECENT      FULL YEAR
                                   UNDERWRITTEN    (6/30/2004)     (12/31/2003)
                                  -------------- --------------- ---------------
 Effective Gross Income .........  $ 4,385,569     $ 4,488,658     $ 4,178,342
 Total Expenses .................  $   928,332     $   903,168     $   906,515
 Net Operating Income (NOI) .....  $ 3,457,237     $ 3,585,490     $ 3,271,827
 Cash Flow (CF) .................  $ 3,390,994     $ 3,585,490     $ 3,271,827
 DSCR on NOI ....................         1.27x           1.32x           1.21x
 DSCR on CF .....................         1.25x           1.32x           1.21x
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                      TENANT INFORMATION -- CUPERTINO VILLAGE I(1)
-------------------------------------------------------------------------------------------------------------------
                                  RATINGS      TOTAL       % OF                POTENTIAL   % POTENTIAL     LEASE
TOP TENANTS                      S&P/FITCH   TENANT SF   TOTAL SF   RENT PSF      RENT         RENT      EXPIRATION
-------------------------------  ---------   ---------   --------   --------      ----         ----      ----------

 A-10 99 Ranch Market .........  Not Rated     29,657       31.0%  $ 13.80    $409,267         13.1%    3/25/2007
 Joy Luck Place ...............  Not Rated      8,923        9.3   $ 24.00    $214,152          6.9     7/14/2008
 East West Bank ...............  Not Rated      3,642        3.8   $ 48.32    $175,981          5.7     7/29/2007
                                               ------       ----                               ----
 TOTAL ........................                42,222       44.2%                              25.7%
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                             TENANT INFORMATION -- CUPERTINO VILLAGE II(1)
-------------------------------------------------------------------------------------------------------------------------
                                        RATINGS      TOTAL       % OF                POTENTIAL   % POTENTIAL     LEASE
TOP TENANTS                            S&P/FITCH   TENANT SF   TOTAL SF   RENT PSF      RENT         RENT      EXPIRATION
------------------------------------- ----------- ----------- ---------- ---------- ----------- ------------- -----------

 Bank of the West ...................   A+/AA-        5,564       41.4%  $ 16.36     $ 91,027        23.7%     4/30/2007
 Duke of Edinburgh ..................  Not Rated      3,385       26.2   $ 33.00     $111,705        29.1     10/31/2013
 Adecco Employment Services .........  Not Rated      2,600       19.4   $ 40.74     $105,924        27.6     12/31/2006
 BrainChild Education Ctr. ..........  Not Rated      1,000        7.4   $ 43.00     $ 43,000        11.2      2/28/2007
 Total BeautiPlus Med. Ctr. .........  Not Rated        880        6.6   $ 36.48     $ 32,102         8.4     12/14/2005
                                                      -----      -----                              -----
 TOTAL ..............................                13,429      100.0%                             100.0%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                               TENANT INFORMATION -- CUPERTINO VILLAGE III(1)

                                        RATINGS      TOTAL       % OF                POTENTIAL   % POTENTIAL     LEASE
TOP TENANTS                            S&P/FITCH   TENANT SF   TOTAL SF   RENT PSF      RENT         RENT      EXPIRATION
------------------------------------- ----------- ----------- ---------- ---------- ----------- ------------- -----------

 Charles Schwab & Co., Inc. .........     A/A     4,246           71.9%  $ 45.39     $192,726        76.4%    6/30/2007
 Starbuck's Coffee Co. ..............  Not Rated  1,658           28.1   $ 36.00     $ 59,688        23.6     8/31/2009
                                                  -----          -----                              -----
 TOTAL ..............................             5,904          100.0%                             100.0%
-------------------------------------------------------------------------------------------------------------------------

(1)   Information obtained from Underwritten Rent Roll except for Ratings
      (S&P/Fitch) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent, and % of Potential Rent include base rent only and exclude common area maintenance expense and reimbursement.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co.,
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       35

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-6
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                         CUPERTINO VILLAGE I, II & III
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                              LEASE ROLLOVER SCHEDULE -- CUPERTINO VILLAGE I(1)
--------------------------------------------------------------------------------------------------------------
                        # OF LEASES     EXPIRING       % OF       CUMULATIVE       CUMULATIVE        EXPIRING
YEAR OF EXPIRATION        EXPIRING         SF        TOTAL SF      TOTAL SF      % OF TOTAL SF         RENT
--------------------   -------------   ----------   ----------   ------------   ---------------   -------------

 2004 ..............          2           1,895          2.0%        1,895             2.0%        $   89,823
 2005 ..............          4           3,920          4.1         5,815             6.1%        $  181,462
 2006 ..............          3           3,970          4.2         9,785            10.2%        $  176,393
 2007 ..............         16          56,922         59.6        66,707            69.8%        $1,574,821
 2008 ..............          7          17,403         18.2        84,110            88.0%        $  573,959
 2009 ..............          2           2,695          2.8        86,805            90.8%        $  124,970
 2010 ..............          1           1,210          1.3        88,015            92.1%        $   70,591
 2012 ..............          2           2,533          2.7        90,548            94.7%        $  134,502
 Vacant ............                      5,021          5.3        95,569           100.0%
                             --          ------        -----
 TOTAL .............         37          95,569        100.0%
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                   LEASE ROLLOVER SCHEDULE -- CUPERTINO VILLAGE II(1)
--------------------------------------------------------------------------------------------------------------
                        # OF LEASES     EXPIRING       % OF       CUMULATIVE       CUMULATIVE       EXPIRING
YEAR OF EXPIRATION        EXPIRING         SF        TOTAL SF      TOTAL SF      % OF TOTAL SF        RENT
--------------------   -------------   ----------   ----------   ------------   ---------------   -----------

 2005 ..............        1               880          6.6%          880             6.6%        $ 32,102
 2006 ..............        1             2,600         19.4         3,480            25.9%        $105,924
 2007 ..............        2             6,564         48.9        10,044            74.8%        $134,027
 2013 ..............        1             3,385         25.2        13,429           100.0%        $111,705
                           --             -----        -----
 TOTAL .............        5            13,429        100.0%
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                              LEASE ROLLOVER SCHEDULE -- CUPERTINO VILLAGE III(1)
--------------------------------------------------------------------------------------------------------------
                        # OF LEASES     EXPIRING       % OF       CUMULATIVE       CUMULATIVE       EXPIRING
YEAR OF EXPIRATION        EXPIRING         SF        TOTAL SF      TOTAL SF      % OF TOTAL SF        RENT
--------------------------------------------------------------------------------------------------------------

 2007 ..............        1            4,246         71.9%        4,246             71.9%        $192,726
 2009 ..............        1            1,658         28.1         5,904            100.0%        $ 59,688
                           --            -----        -----
 TOTAL .............        2            5,904        100.0%
--------------------------------------------------------------------------------------------------------------

(1)   Information obtained from Underwritten Rent Roll.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co.,
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       36

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-6
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                         CUPERTINO VILLAGE I, II & III
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SUMMARY OF SIGNIFICANT TENANTS
--------------------------------------------------------------------------------
The subject three properties are 94.9% occupied by a total of 44 retail tenants at an average lease rate of $39.31 per square foot triple net lease and one anchor tenant at a lease rate of $13.80 per square foot triple net lease. The four largest tenants, representing 42.1% of total net rentable area, are:

o    A-10 99 Ranch Market (Not Rated), the anchor tenant occupies 29,657 square feet (25.8%) on a 10-year lease that expires on March 25, 2007 with four five-year renewal options. A-10 99 Ranch Market is owned by parent company
     Tawa Supermarkets Inc., a supermarket chain and shopping center developer with headquarters in Buena Park, California. Tawa Supermarkets Inc. was
     established in 1984 by Mr. Roger H. Chen (Ho Yuan Chen) and has 23 full service stores, staffed with over 1300 employees. Tawa Supermarkets Inc.
     has two supermarket divisions, Tawa Supermarket (Southern California
     Stores) and Welcome Market (Northern California Stores).

o    Joy Luck Place (Not Rated) occupies 8,923 square feet (7.8%) on a ten-year lease that expires on July 14, 2008. Joy Luck Place is a Chinese seafood restaurant in the San Francisco Bay area and is privately owned.

o    Bank of the West (Rated "A+" by S&P and "AA-" by Fitch), occupies 5,564 square feet (4.8%) on a five-year lease expiring on April 30, 2007. Bank of the West has assets of $27 billion, over 6,000 full time employees and provides individual and small business banking services and products through approximately 297 retail branches, 14 Business Banking centers, and
     370 ATMs in California, Oregon, Washington, Idaho, Nevada and New Mexico.

o    Charles Schwab & Co., Inc. (Rated "A" by S&P and "A" by Fitch), one of the
     nation's largest financial services firms, occupies 4,246 square feet
     (3.7%) on an eight-year lease expiring on June 30, 2007. Charles Schwab &
     Co., Inc. is engaged, through its subsidiaries, in providing securities brokerage and related financial services for over 7 million active accounts. Charles Schwab & Co., Inc.'s clients include domestic and international individual investors; independent investment managers, institutions, broker-dealers and 401(k) plan sponsors.

--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co.,
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       37

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-6
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                         CUPERTINO VILLAGE I, II & III
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
THE LOAN:

o    The Cupertino Village I, II & III Mortgage Loan is secured by a first mortgage on three properties comprising a 114,902 square foot, grocery anchored neighborhood shopping center located in Cupertino, California.

THE CO-BORROWERS:

o    The co-borrowers are Cupertino Village Associates, LLC ("CVA") and
     Cupertino Village Associates II, LLC ("CVA II", and CVA and CVAII,
     collectively, the "Cupertino Village I, II & III Co-Borrowers"), both are
     California limited liability companies and single purpose, bankruptcy-remote entities with an independent director for which a non-consolidation opinion has been provided. Equity interest in CVA is held by Peter S. Pau (25.00%), Susanna Pau (25.44%), Cupertino Village
     Management, L.L.C. (0.50%), a partnership and five trusts. Equity interest in CVA II is held by Peter S. Pau (25.00%), Susanna Pau (25.19%), Cupertino
     Village Management, L.L.C. (0.50%), Erecta Properties (13.86%), a
     partnership and five trusts. Cupertino Village Management, L.L.C., 100%
     owned by Peter S. Pau, is the manager for CVA and CVA II. The related borrower principal is Peter S. Pau.

THE PROPERTY:

o    The collateral for the Cupertino Village I, II & III Mortgage Loan consists of the fee simple interest in three properties comprising 114,902 square foot, grocery anchored neighborhood shopping center. "Cupertino Village I"
     comprises the central portion of Cupertino Village and consists of a
     10.2-acre parcel improved with three one-story buildings and one two-story building containing 95,569 net rentable square feet. "Cupertino Village II"
     consists of a 1.7-acre parcel improved with two one-story buildings built in 1974 and containing 13,429 square feet. "Cupertino Village III" consists of a 0.5-acre parcel improved with a one-story building built in 1999 and containing 5,904 square feet. Originally constructed in 1968, the Cupertino
     Village I, II & III Mortgaged Property was renovated in 1997 for $7 million.

o    The Cupertino Village I, II & III Co-Borrowers, at their sole cost and expense, are required to keep the Cupertino Village I, II & III Mortgaged
     Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy. The Cupertino
     Village I, II & III Co-Borrowers, are also required to maintain a comprehensive all risk insurance policy without an exclusion for terrorist acts.

PROPERTY MANAGEMENT:

o    Sand Hill Property Management Company manages the Cupertino Village I, II &
     III Mortgaged Property. Based in San Mateo, California, the Sand Hill
     Property Management Company has been in business for 18 years and is owned by Peter Pau. It currently owns and self manages a portfolio of retail, office and industrial properties totaling over 1.5 million square feet, and two hotels with a total of 320 rooms. Sand Hill Property Company manages three retail properties with 410,000 total square feet in the San Francisco
     Bay Area.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    Not Allowed.

--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co.,
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       38

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-6
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                         CUPERTINO VILLAGE I, II & III
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co.,
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       39

                      (This Page Intentionally Left Blank)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-6
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                            MONUMENT IV AT WORLDGATE
--------------------------------------------------------------------------------

          [PICTURE OMITTED]                       [PICTURE OMITTED]

          [PICTURE OMITTED]                       [PICTURE OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co.,
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       40

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-6
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                            MONUMENT IV AT WORLDGATE
--------------------------------------------------------------------------------

                          SIGNIFICANT MORTGAGE LOANS

MONUMENT IV AT WORLDGATE

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:       $38,000,000

 FIRST PAYMENT:                    October 1, 2004

 TERM/AMORTIZATION:                84/360 months

 INTEREST ONLY PERIOD:             24 months

 MATURITY DATE:                    September 1, 2011

 EXPECTED MATURITY BALANCE:        $35,245,439

 BORROWING ENTITY:                 MIVPO LLC

 INTEREST CALCULATION:             Actual/360

 CALL PROTECTION:                  Lockout/defeasance: 81 payments
                                   Open: 3 payments

 ONGOING RESERVES:

   TAX/INSURANCE RESERVE(1):       Springing

   LEASE RENEWAL CASH
      RESERVE(2):                  Springing(3)

   OPERATING EXPENSE
      RESERVE(2):                  Springing

 LOCKBOX:                          Hard
--------------------------------------------------------------------------------

(1)   Springs if Fannie Mae Lease is not in place.

(2)   Springs upon the earlier of (i) twelve months prior to Maturity Date or
      (ii) or notice that Fannie Mae will to renew its lease. In no event shall it begin more than twenty- four months prior to Maturity Date.

(3)   Capped at $4,800,000.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE BALANCE:             $38,000,000

 CUT-OFF DATE LTV:                 64.3%

 MATURITY DATE LTV:                59.6%

 UNDERWRITTEN DSCR(1):             1.73x

 MORTGAGE RATE:                    5.289%
--------------------------------------------------------------------------------

(1)   DSCR figures based on net cash flow unless otherwise noted.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 PROPERTY TYPE:                    Office

 PROPERTY SUB TYPE:                Suburban

 LOCATION:                         Herndon, VA

 YEAR BUILT/RENOVATED:             2001/NA

 NET RENTABLE SQUARE FEET:         228,425

 CUT-OFF BALANCE PER SF:           $166

 OCCUPANCY AS OF 7/22/04:          100%

 OWNERSHIP INTEREST:               Fee

 PROPERTY MANAGEMENT:              Jones Lang LaSalle Americas, Inc.

 U/W NET CASH FLOW:                $4,362,817

 APPRAISED VALUE:                  $59,100,000
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co.,
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       41

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-6
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                            MONUMENT IV AT WORLDGATE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             FINANCIAL INFORMATION
--------------------------------------------------------------------------------
                                                    ANNUALIZED
                                                   MOST RECENT       FULL YEAR
                                  UNDERWRITTEN     (7/31/2004)      (12/31/2003)
                                 --------------  ---------------  --------------
 Effective Gross Income ........  $ 4,591,965      $ 4,148,115      $ 4,022,312
 Total Expenses ................  $   191,839      $   244,737      $   410,643
 Net Operating Income (NOI) ....  $ 4,400,126      $ 3,903,379      $ 3,611,669
 Cash Flow (CF) ................  $ 4,362,817      $ 3,903,379      $ 3,611,669
 DSCR on NOI ...................         1.74x            1.54x            1.43x
 DSCR on CF ....................         1.73x            1.54x            1.43x
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                            TENANT INFORMATION(1)
-----------------------------------------------------------------------------------------------------------
                        RATINGS      TOTAL       % OF                 POTENTIAL    % POTENTIAL     LEASE
TOP TENANT             S&P/FITCH   TENANT SF   TOTAL SF   RENT PSF       RENT          RENT      EXPIRATION
--------------------- ----------- ----------- ---------- ---------- ------------- ------------- -----------

 Fannie Mae ......... NR/AAA      228,425        100.0%  $ 19.75    $4,511,965         100.0%   12/31/2011
                                  -------        -----                                 -----
 TOTAL ..............             228,425        100.0%                                100.0%
-----------------------------------------------------------------------------------------------------------

(1)   Information obtained from Underwritten Rent Roll except for Ratings
      (S&P/Fitch) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent, and % of Potential Rent include base rent only and exclude common area maintenance expense and reimbursement.

--------------------------------------------------------------------------------------------------------------
                                          LEASE ROLLOVER SCHEDULE(1)
--------------------------------------------------------------------------------------------------------------
                        # OF LEASES     EXPIRING       % OF       CUMULATIVE       CUMULATIVE        EXPIRING
YEAR OF EXPIRATION        EXPIRING         SF        TOTAL SF      TOTAL SF      % OF TOTAL SF         RENT
--------------------   -------------   ----------   ----------   ------------   ---------------   -------------

 2011 ..............        1            228,425       100.0%       228,425           100.0%       $4,511,965
                           --            -------       -----
 TOTAL .............        1            228,425       100.0%
--------------------------------------------------------------------------------------------------------------

(1)   Information obtained from Underwritten Rent Roll.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co.,
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       42

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-6
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                            MONUMENT IV AT WORLDGATE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SUMMARY OF SIGNIFICANT TENANTS
--------------------------------------------------------------------------------
 The Monument IV at Worldgate Mortgaged Property is 100% leased by Fannie Mae.

o    Fannie Mae (NYSE: "FNM") (Not Rated by S&P and rated "AAA" by Fitch), a source of financing for home mortgages in the United States, leases 228,425 square feet under a ten-year lease commencing on January 1, 2002 and expiring on December 31, 2011 with two five-year renewal options. Fannie
     Mae was chartered by the United States Congress to provide liquidity in the secondary mortgage market to increase the availability and affordability of homeownership for low-income, moderate-income and middle-income Americans.
     The United States government does not guarantee, directly or indirectly,
     Fannie Mae's securities or other obligations. For the year ended December
     31, 2003, Fannie Mae had total revenues of $53.8 billion and net income of
     $7.9 billion.
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co.,
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       43

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-6
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                            MONUMENT IV AT WORLDGATE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
THE LOAN

o    The Monument IV at Worldgate Mortgage Loan is secured by a first mortgage on a 228,425 square foot Class A suburban office building located in
     Herndon, Virginia.

THE BORROWER:

o    The borrower, MIVPO LLC (the "Monument IV at Worldgate Borrower"), is a
     single purpose, bankruptcy-remote entity with at least one independent manager for which the Monument IV at Worldgate Borrower's legal counsel has delivered a non-consolidation opinion at loan closing. The Monument IV at
     Worldgate Borrower is 100% owned by its sole member, MIVPO Member LLC, a
     Delaware limited liability company. MIVPO Member LLC is 100% owned by
     LaSalle Property Fund, Inc. a Maryland corporation. LaSalle Property Fund,
     Inc. is the borrower principal under the Monument IV at Worldgate Mortgage
     Loan.

o    LaSalle Property Fund Inc. is a newly formed open-ended real estate fund formed and managed by US Trust and advised by LaSalle Investment Management
     Inc. which is wholly owned and controlled by LaSalle US Holdings, Inc.
     until such time as initial outside high net worth investors are admitted
     (following which, LaSalle US Holdings Inc. shall continue to maintain a minimum investment in the LaSalle Property Fund, Inc. of approximately $10 million as long as LaSalle Investment Management Inc. continues to advise the LaSalle Property Fund, Inc.). LaSalle Property Fund, Inc. has acquired and will acquire ownership interests in a diverse portfolio of commercial real estate properties. The various LaSalle entities are affiliates of
     Jones Lang LaSalle ("JLL"). Formed by the 1999 merger of LaSalle Partners
     Incorporated and Jones Lang Wootton, JLL is a global provider of integrated real estate and money management services. JLL serves clients locally, regionally and globally from offices in more than 100 markets on five continents. JLL's real estate money management business, LaSalle Investment
     Management has approximately $23 billion of assets under management.

THE PROPERTY:

o    The collateral for the Monument IV at Worldgate Mortgage Loan consists of the fee simple interest in a 228,425 square foot suburban office building.
     The Monument IV at Worldgate Mortgaged Property was completed in 2001 and is situated on 4.0 acres in Worldgate Center, a mixed-use residential, retail and office development containing approximately 1.0 million square feet of office space and 230,000 square feet of retail space located in the
     Herndon area of western Fairfax County, Virginia. Herndon is located between Reston, Virginia and the Dulles International Airport. Other uses in the Worldgate Center include the Worldgate Marriott, the Worldgate
     Center Health Club, restaurants, a movie theater and two apartment complexes.

o    The Monument IV at Worldgate Borrower, at its sole cost and expense, is required to keep the Monument IV at Worldgate Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy. The Monument IV at Worldgate
     Borrower is also required to maintain a comprehensive all risk insurance policy without an exclusion for acts of terrorism.

PROPERTY MANAGEMENT:

o    Jones Lang LaSalle Americas, Inc., an affiliate of the Monument IV at
     Worldgate Borrower, manages the subject property. Headquartered in Chicago,
     Illinois and in business for approximately 36 years, Jones Lang LaSalle
     Americas, Inc. is a wholly owned subsidiary of Jones Lang LaSalle, the commercial real estate industry leader in property and corporate facility management services, with a portfolio of approximately 725 million square feet under management worldwide and nine million square feet under management in the local market.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    $9,280,000 B-note held outside the trust.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    Not allowed.
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co.,
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       44

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-6
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                            MONUMENT IV AT WORLDGATE
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co.,
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       45

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-6

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

              TRINITY CENTRE I & TRINITY CENTRE III (CROSSED POOL)
--------------------------------------------------------------------------------

                               [PICTURE OMITTED]

                               [PICTURE OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co.,
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       46

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-6

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

              TRINITY CENTRE I & TRINITY CENTRE III (CROSSED POOL)
--------------------------------------------------------------------------------

                           SIGNIFICANT MORTGAGE LOANS

TRINITY CENTRE I & TRINITY CENTRE III (CROSSED POOL)

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:      Trinity Centre I       $22,200,000
                                  Trinity Centre III      13,575,000
                                                         ------------
                                  Total                  $35,775,000

 FIRST PAYMENT:                   September 1, 2002

 TERM/AMORTIZATION:               120/360 months

 MATURITY DATE:                   August 1, 2012

 EXPECTED MATURITY
  BALANCE:                        Trinity Centre I       $19,135,414
                                  Trinity Centre III      11,701,048
                                                         -----------
                                  Total                  $30,836,462

 BORROWING ENTITY:                Trinity Centre One LLC and
                                  Trinity Centre Three LLC

 INTEREST CALCULATION:            Actual/360

 CALL PROTECTION:                 Lockout/defeasance:
                                  117 payments
                                  Open: 3 payments

 UP-FRONT RESERVES:

   TAX RESERVE:                   Yes

   HYDRO-ACOUSTICS
     RESERVE:                     $263,074

 ONGOING RESERVES:

   TAX RESERVE:                   Yes

   REPLACEMENT RESERVE:           $1,530

 LOCKBOX:                         Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE BALANCE:            Trinity Centre I         $21,650,321
                                  Trinity Centre III        13,238,879
                                                           -----------
                                  Total                    $34,889,200

 CUT-OFF DATE LTV:                Trinity Centre I               67.7%
                                  Trinity Centre III             66.5%
                                  Wtd Average                    67.2%

 MATURITY DATE LTV:               Trinity Centre I               59.8%
                                  Trinity Centre III             58.8%
                                  Wtd Average                    59.4%

 UNDERWRITTEN
  DSCR(1):                        Trinity Centre I               1.33x
                                  Trinity Centre III             1.33x
                                  Wtd Average                    1.33x

 MORTGAGE RATE:                   6.500%
--------------------------------------------------------------------------------
(1)  DSCR figures based on net cash flow unless otherwise noted.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 PROPERTY TYPE:                   Office

 PROPERTY SUB TYPE:               Suburban

 LOCATION:                        Centreville, VA

 YEAR BUILT/RENOVATED:            Trinity Centre I           2000/NA
                                  Trinity Centre III         1999/NA

 NET RENTABLE SQUARE FEET:        Trinity Centre I           151,929
                                  Trinity Centre III          92,289
                                                         ------------
                                  Total                      244,218

 CUT-OFF BALANCE PER SF:          Trinity Centre I           $143
                                  Trinity Centre III         $143
                                  Wtd Average                $143

 OCCUPANCY:                       Trinity Centre I
                                    (7/6/04)                 89.3%
                                  Trinity Centre III
                                    (10/31/04)               79.2%
                                  Wtd Average                85.5%

 OWNERSHIP INTEREST:              Fee

 PROPERTY MANAGEMENT:             Jones Lang LaSalle Americas, Inc.

 U/W NET CASH FLOW:               Trinity Centre I       $ 2,241,428
                                  Trinity Centre III       1,374,309
                                                         -----------
                                  Total                  $ 3,615,737

 APPRAISED VALUE:                 Trinity Centre I       $32,000,000
                                  Trinity Centre III      19,900,000
                                                         -----------
                                  Total                  $51,900,000
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co.,
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       47

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-6

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

              TRINITY CENTRE I & TRINITY CENTRE III (CROSSED POOL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         FINANCIAL INFORMATION -- TOTAL
--------------------------------------------------------------------------------
                                                                    FULL YEAR
                                                 UNDERWRITTEN      (12/31/2003)
                                                --------------   ---------------
 Effective Gross Income .....................    $ 6,061,754       $ 6,114,167
 Total Expenses .............................    $ 2,050,686       $ 1,822,041
 Net Operating Income (NOI) .................    $ 4,011,069       $ 4,292,126
 Cash Flow (CF) .............................    $ 3,615,737       $ 4,163,808
 DSCR on NOI ................................           1.48x             1.58x
 DSCR on CF .................................           1.33x             1.54x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  FINANCIAL INFORMATION -- TRINITY CENTRE III
--------------------------------------------------------------------------------
                                                   ANNUALIZED
                                                   MOST RECENT     FULL YEAR
                                   UNDERWRITTEN   (10/31/2004)    (12/31/2003)
                                  -------------- -------------- ---------------
 Effective Gross Income .........  $ 2,331,267    $ 2,768,474     $ 2,590,708
 Total Expenses .................  $   798,339    $   610,482     $   642,961
 Net Operating Income (NOI) .....  $ 1,532,929    $ 2,157,992     $ 1,947,747
 Cash Flow (CF) .................  $ 1,374,309    $ 2,185,566     $ 1,929,609
 DSCR on NOI ....................         1.49x          2.10x           1.89x
 DSCR on CF .....................         1.33x          2.12x           1.87x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   FINANCIAL INFORMATION -- TRINITY CENTRE I
--------------------------------------------------------------------------------
                                                    ANNUALIZED
                                                   MOST RECENT      FULL YEAR
                                   UNDERWRITTEN    (6/30/2004)     (12/31/2003)
                                  -------------- --------------- ---------------
 Effective Gross Income .........  $ 3,730,487     $ 3,734,754     $ 3,523,459
 Total Expenses .................  $ 1,252,347     $   898,622     $ 1,179,080
 Net Operating Income (NOI) .....  $ 2,478,140     $ 2,836,132     $ 2,344,379
 Cash Flow (CF) .................  $ 2,241,428     $ 2,547,570     $ 2,234,199
 DSCR on NOI ....................         1.47x           1.68x           1.39x
 DSCR on CF .....................         1.33x           1.51x           1.33x
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co.,
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       48

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-6

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

              TRINITY CENTRE I & TRINITY CENTRE III (CROSSED POOL)
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                         TENANT INFORMATION -- TRINITY CENTRE III(1)
----------------------------------------------------------------------------------------------------------------------------
                             RATINGS        TOTAL         % OF                    POTENTIAL     % POTENTIAL        LEASE
TOP TENANTS                 S&P/FITCH     TENANT SF     TOTAL SF     RENT PSF        RENT           RENT         EXPIRATION
----------------------------------------------------------------------------------------------------------------------------

 Applied Hydro .........    Not Rated       20,247         21.9%      $ 26.80      $542,609         21.1%        7/31/2011
 RDR, Inc. .............    Not Rated       20,212         21.9       $ 28.12      $568,456         22.1         1/31/2010
 NVR Mortgage ..........    Not Rated        8,343          9.0       $ 28.71      $239,528          9.3         2/28/2007
 IT Corp ...............    Not Rated        8,173          8.9       $ 28.13      $229,906          8.9        11/30/2004
 Octapharma ............    Not Rated        5,075          5.5       $ 26.00      $131,950          5.1        10/31/2011
 Intech Inc ............    Not Rated        4,795          5.2       $ 29.50      $141,453          5.5         3/31/2011
 XM Satellite ..........     CCC+/NR         4,521          4.9       $ 30.05      $135,856          5.3         3/31/2008
                                            ------         ----                                     ----
 TOTAL .................                    71,366         77.3%                                    77.4%
----------------------------------------------------------------------------------------------------------------------------

(1)  Information obtained from Underwritten Rent Roll except for Ratings
     (S&P/Fitch) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent, and % of Potential Rent include base rent only and exclude common area maintenance expense and reimbursement.

--------------------------------------------------------------------------------------------------------------------
                                           TENANT INFORMATION -- TRINITY CENTRE I(1)
--------------------------------------------------------------------------------------------------------------------
                               RATINGS      TOTAL       % OF                 POTENTIAL    % POTENTIAL      LEASE
TOP TENANTS                   S&P/FITCH   TENANT SF   TOTAL SF   RENT PSF       RENT          RENT       EXPIRATION
--------------------------------------------------------------------------------------------------------------------

 Parexel ...................  Not Rated     51,797       34.1%   $ 26.38    $1,366,405        32.6%      9/30/2007
 Universal Systems .........  Not Rated     26,301       17.3    $ 29.92    $  786,926        18.8       8/31/2010
 KSI Management ............  Not Rated     15,937       10.5    $ 28.11    $  447,989        10.7       3/31/2009
 American Express ..........    A+/A+       14,500        9.6    $ 28.71    $  416,295         9.9       7/31/2007
 Arion .....................  Not Rated     10,809        7.1    $ 24.50    $  264,821         6.3      11/30/2009
                                            ------       ----                                 ----
 TOTAL .....................               119,344       78.7%                                78.4%
--------------------------------------------------------------------------------------------------------------------

(1)  Information obtained from Underwritten Rent Roll except for Ratings
     (S&P/Fitch) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent, and % of Potential Rent include base rent only and exclude common area maintenance expense and reimbursement.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co.,
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       49

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-6

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

              TRINITY CENTRE I & TRINITY CENTRE III (CROSSED POOL)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                LEASE ROLLOVER SCHEDULE -- TRINITY CENTRE III(1)
-------------------------------------------------------------------------------------------------------------
                        # OF LEASES     EXPIRING       % OF       CUMULATIVE       CUMULATIVE       EXPIRING
YEAR OF EXPIRATION        EXPIRING         SF        TOTAL SF      TOTAL SF      % OF TOTAL SF        RENT
-------------------------------------------------------------------------------------------------------------

 2004 ..............          1           8,173          8.9%        8,173             8.9%        $229,906
 2005 ..............          1           3,377          3.7        11,550            12.5%        $ 91,179
 2007 ..............          3          15,115         16.4        26,665            28.9%        $429,783
 2008 ..............          1           4,521          4.9        31,186            33.8%        $135,856
 2010 ..............          2          20,212         21.9        51,398            55.7%        $568,456
 2011 ..............          4          30,117         32.6        81,515            88.3%        $816,011
 Vacant ............                     10,774         11.7        92,289           100.0%
                             --          ------        -----
 TOTAL .............         12          92,289        100.0%
-------------------------------------------------------------------------------------------------------------

(1)  Information obtained from Underwritten Rent Roll.

--------------------------------------------------------------------------------------------------------------
                 LEASE ROLLOVER SCHEDULE -- TRINITY CENTRE I(1)
--------------------------------------------------------------------------------------------------------------
                        # OF LEASES     EXPIRING       % OF       CUMULATIVE       CUMULATIVE        EXPIRING
YEAR OF EXPIRATION        EXPIRING         SF        TOTAL SF      TOTAL SF      % OF TOTAL SF         RENT
--------------------------------------------------------------------------------------------------------------

 2005 ..............          1               0          0.0%             0            0.0%        $        0
 2006 ..............          1           1,822          1.2          1,822            1.2%        $   45,441
 2007 ..............          4          74,818         49.3         76,640           50.5%        $2,019,863
 2008 ..............          1           3,977          2.6         80,617           53.1%        $  119,907
 2009 ..............          2          26,746         17.6        107,363           70.8%        $  712,810
 2010 ..............          1          26,301         17.3        133,664           88.1%        $  786,926
 2011 ..............          1           1,044          0.7        134,708           88.8%        $   30,788
 Vacant ............                     17,029         11.2        151,737          100.0%
                             --         -------        -----
 TOTAL .............         11         151,737        100.0%
--------------------------------------------------------------------------------------------------------------

(1)  Information obtained from Underwritten Rent Roll.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co.,
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       50

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-6

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

              TRINITY CENTRE I & TRINITY CENTRE III (CROSSED POOL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SUMMARY OF SIGNIFICANT TENANTS
--------------------------------------------------------------------------------

The Trinity Centre I Mortgaged Property is 89.3% occupied by 10 tenants ranging in size from 1,044 square feet to 51,797 square feet. The Trinity Centre III
Mortgaged Property is 79.2% occupied (88.4% leased) by approximately 9 tenants ranging in size from 3,232 square feet to 20,247 square feet.

The two largest tenants for the Trinity Centre I Mortgage Loan, representing
51.5% of the total net rentable area are:

     o    Parexel (Not Rated) (NASDAQ: "PRXL") occupies 51,797 square feet
          (34.1%) on a seven-year lease expiring on September 30, 2007 with two, five-year renewal options. Headquartered in Waltham, Massachusetts,
          Parexel International Corp. is a biopharmaceutical services company providing a range of expertise in clinical research, medical marketing, consulting and informatics and advanced technology products and services to the worldwide pharmaceutical, biotechnology and medical device industries. For the fiscal year ended June 30, 2004
          Parexel International Corp. reported liquidity of $95.6 million and stockholders equity of $246.8 million. Year-end revenues were $658.6 million and net income was $13.8 million.

     o    Universal Systems (Not Rated) occupies 26,301 square feet (17.3%) on a ten-year lease expiring on August 31, 2010, with one five-year renewal option. Headquartered at Trinity Centre I, Universal Systems provides services and solutions to a range of government customers including the United States Department of Defense, Department of Transportation
          and Department of the Treasury, as well as state and local government and emergency management agencies. Universal Systems has three lines of business: sustaining operations, aviation solutions and training and simulation.

The two largest tenants for the Trinity Centre III Mortgage Loan, representing
43.8% of the total net rentable area are:

     o    Applied Hydro (Not Rated) occupies 20,247 square feet (21.9%) on two seven-year leases expiring on July 31, 2011 with one five-year renewal option. Besides doing work for the Department of Defense, Applied
          Hydro-Acoustics Research, Inc has contracts with institutions such as
          Johns Hopkins University/Applied Physics Laboratory.

     o    RDR, Inc. (Not Rated) occupies 20,212 square feet (21.9%) on a ten-year lease and a nine-year lease. Both leases expire on January
          31, 2010 with one five-year renewal option. RDR, Inc. is a private company that is primarily involved in software development for the
          Federal and State governments.
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co.,
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       51

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-6

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

              TRINITY CENTRE I & TRINITY CENTRE III (CROSSED POOL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
THE LOANS:

o    The Trinity Centre I Mortgage Loan and the Trinity Centre III Mortgage Loan
     are secured by first mortgages on multi-tenant office buildings both located within the Trinity Centre Park, a master planned commercial complex, in Centreville, Fairfax County, Virginia.

o    The Trinity Centre I Mortgage Loan is secured by a first mortgage on a six-story multi-tenant office building with 151,929 net rentable square feet. The Trinity Centre III Mortgage Loan is secured by a first mortgage on a three-story multi-tenant office building with 92,289 net rentable square feet.

THE BORROWERS:

o    The borrower for the Trinity Centre I Mortgage Loan is Trinity Centre One
     LLC (the "Trinity Centre I Borrower"). The borrower for the Trinity Centre
     III Mortgage Loan is Trinity Centre Three LLC (the "Trinity Centre III
     Borrower"). Each of the Trinity Centre I Borrower and the Trinity Centre
     III Borrower is a Delaware limited liability company and single purpose, bankruptcy remote entity with at least one independent director for which a non-consolidation opinion was provided. The non-member managers for both the Trinity Centre I Borrower and the Trinity Centre III Borrower are Clark
     Real Estate Advisors, L.L.C. and KSI Services, Inc. Equity ownership in the borrower/title holder is held, 100%, by Trinity Lake, LLC. Trinity Lake LLC is owned by Clark-Trinity Centre, LLC (50%), KSI Services, Inc. (10%), and
     various KSI-related Investors (40%).

o    Clark-Trinity Centre, LLC is part of the Clark Enterprises holding company, one of the nation's largest privately held investment companies.
     Headquartered in Bethesda, Maryland, Clark is a diversified contractor with annual revenues of over $2 billion and six regional offices located throughout the United States.

THE PROPERTIES:

o    The collateral for the Trinity Centre I Mortgage Loan and the Trinity
     Centre III Mortgage Loan consists of a fee simple interest, for the Trinity
     Centre I Mortgaged Loan, in a six-story multi-tenant office building with
     151,929 net rentable square feet and, for the Trinity Centre III, in a three-story multi-tenant office building with 92,289 net rentable square feet. Both are located in Centreville, Fairfax County, Virginia within the
     Trinity Centre Park.

PROPERTY MANAGEMENT:

o    Both the Trinity Centre I Mortgaged Property and the Trinity Centre III
     Mortgaged Property are managed by Jones Lang LaSalle Americas, Inc. (NYSE:
     "JLL"), a full service commercial real estate company employing approximately 8,100 people and headquartered in Chicago, Illinois. Jones
     Lang LaSalle Americas, Inc. was formed through the 1999 merger of LaSalle
     Partners Incorporated and Jones Lang Wootton. The company has approximately
     680 million square feet of assets under management globally. Grubb & Ellis is the leasing agent for the properties. Grubb & Ellis is one of the world's leading providers of real estate services; including strategic planning, property and asset management services and transaction expertise in both corporate and investment real estate. Grubb & Ellis employs approximately 9,000 people in 200 offices in 30 countries.

o    The Trinity Centre I and Trinity Centre III Borrowers are generally required at its sole cost and expense to keep the properties insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None.

FUTURE MEZZANINE OF SUBORDINATE INDEBTEDNESS:

o    As indicated in each of the Trinity Centre I Mortgage Loan agreement and the Trinity Centre III Mortgage Loan agreement, the direct and/or indirect owners of the related borrower are permitted to obtain mezzanine financing during the term of the related mortgage loan that may be (a) extended by certain of the other direct and/or indirect owners of such borrower and (b)
     secured by such borrowing owners' equity interests in such borrower, provided such mezzanine financing shall be subject to the mortgagee's prior written consent, that shall not be unreasonably withheld, and provided further that, (w) the mezzanine lender extending the mezzanine financing executes a subordination and inter-creditor agreement reasonably satisfactory to the mortgagee (x) the aggregate principal amount of all such mezzanine financing shall not exceed $930,818 for the Trinity Centre I
     Mortgage Loan and $569,182 for the Trinity Centre III Mortgage Loan (which amounts shall be a portion of the aggregate amount of $1,500,000 for both loans) with respect to each such borrower, (y) the proceeds of such mezzanine financing shall be used to make capital contributions to the respective borrower for the purpose of funding operating and/or capital expenditures related to the eligible property owned by such borrower and
     (z) the borrower shall deliver to the mortgagee confirmation from the rating agencies that such mezzanine financing shall not result in a downgrade, withdrawal or qualification of any ratings issued, or to be issued, in connection with a securitization involving the mortgage loans.
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co.,
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       52

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-6

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

              TRINITY CENTRE I & TRINITY CENTRE III (CROSSED POOL)
--------------------------------------------------------------------------------

                                 [MAP OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co.,
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       53

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-6

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                                KING'S CROSSING
--------------------------------------------------------------------------------

                               [PICTURE OMITTED]

                               [PICTURE OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co.,
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       54

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-6

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                                KING'S CROSSING
--------------------------------------------------------------------------------

                          SIGNIFICANT MORTGAGE LOANS

KING'S CROSSING

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:             $28,300,000

 FIRST PAYMENT:                          January 1, 2005

 TERM/AMORTIZATION:                      84/360 months

 INTEREST ONLY:                          12 months

 MATURITY DATE:                          December 1, 2011

 EXPECTED MATURITY BALANCE:              $25,610,006

 BORROWING ENTITY:                       King's Crossing
                                         Apartments, L.L.C.

 INTEREST CALCULATION:                   Actual/360

 CALL PROTECTION:                        Lockout/defeasance:
                                         80 payments
                                         Open: 4 payments

 UP-FRONT RESERVES:

   TAX/INSURANCE RESERVE:                Yes

 ONGOING RESERVES:

   TAX/INSURANCE RESERVE:                Yes

   REPLACEMENT RESERVE:                  $9,533
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE BALANCE:                   $28,300,000

 CUT-OFF DATE LTV:                       79.7%

 MATURITY DATE LTV:                      72.1%

 UNDERWRITTEN DSCR(1):                   1.21x

 MORTGAGE RATE:                          4.952%
--------------------------------------------------------------------------------
(1)  DSCR figures based on net cash flow unless otherwise noted.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 PROPERTY TYPE:                         Multifamily

 PROPERTY SUB TYPE:                     Garden Style

 LOCATION:                              Las Vegas, NV

 YEAR BUILT/RENOVATED:                  1991/NA

 UNITS:                                 440

 CUT-OFF BALANCE PER UNIT:              $64,318

 OCCUPANCY AS OF 11/12/04:              90.5%

 OWNERSHIP INTEREST:                    Fee

 PROPERTY MANAGEMENT:                   Realty Management Inc.

 U/W NET CASH FLOW:                     $2,185,791

 APPRAISED VALUE:                       $35,500,000
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co.,
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       55

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-6

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                                KING'S CROSSING
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             FINANCIAL INFORMATION
--------------------------------------------------------------------------------
                                                    ANNUALIZED
                                                   MOST RECENT      FULL YEAR
                                   UNDERWRITTEN    (9/30/2004)     (12/31/2003)
                                  -------------- --------------- ---------------
 Effective Gross Income ........   $ 3,776,629     $ 3,722,796     $ 3,320,158
 Total Expenses ................   $ 1,476,438     $ 1,582,884     $ 1,598,768
 Net Operating Income (NOI) ....   $ 2,300,191     $ 2,139,912     $ 1,721,390
 Cash Flow (CF) ................   $ 2,185,791     $ 2,024,291     $ 1,613,507
 DSCR on NOI ...................          1.27x           1.18x           0.95x
 DSCR on CF ....................          1.21x           1.12x           0.89x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     1 BEDROOM     2 BEDROOM     3 BEDROOM
                                    -----------   -----------   ----------
 Number of Units ................         96            280           64
 Average Rent ...................       $667         $1,027       $1,144
 Average Unit Size (SF) .........        685            800          950
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co.,
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       56

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-6

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                                KING'S CROSSING
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
THE LOAN:

o    The King's Crossing Mortgage Loan is secured by a first mortgage on a
     440-unit, garden-style apartment complex located in the northwest portion of Las Vegas, Nevada.

THE BORROWER:

o    The borrower is King's Crossing Apartments, L.L.C. (the "King's Crossing
     Borrower"), a Delaware limited liability company, which is a single purpose, bankruptcy-remote entity for which the King's Crossing Borrower's legal counsel provided a non-consolidation opinion. Equity interest in the
     King's Crossing Borrower is held 100% by Tango Bay Homes, LLC. The related borrower principals are Noam Schwartz and Yoel Iny.

o    Each of the related borrower principals has approximately 25 years of development experience. Noam Schwartz and Yoel Iny formed Great American
     Homes in 1992 and recently formed Great American Capital, which develops, obtains and manages commercial real estate property.

THE PROPERTY:

o    The collateral for the King's Crossing Mortgage Loan consists of the fee simple interest in a 440-unit apartment complex consisting of 33 two-story, garden style apartment buildings containing 424,808 square feet and a leasing office/clubhouse building. Built in 1991, the structures are situated on 18.1 acres of land with a total of 686 parking spaces. Project amenities include one indoor heated swimming pool and spa, two outdoor pools, fitness room and tanning beds, tennis court, playground, electronic security gates and a combination leasing office/clubhouse with full-size kitchen and small banquet room.

o    The King's Crossing Borrower, at its sole cost and expense, is required to keep the King's Crossing Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

PROPERTY MANAGEMENT:

o    Realty Management Inc. ("RMI"), an independent management company, manages the King's Crossing Mortgage Property. RMI is a Nevada management company that has been in business for approximately 14 years. RMI is one of the largest multifamily management companies in the Las Vegas Metropolitan statistical area, with 19,000 units under management including 13,673 units in Las Vegas, Nevada and 5,000 in Dallas, Texas.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    After the first four years of the term of the King's Crossing Mortgage
     Loan, provided no event of default has occurred and is continuing under the
     King's Crossing Mortgage Loan Documents, and upon not less than 60 days prior written notice, subordinate financing (the "King's Crossing Mezzanine
     Loan") is permitted upon satisfaction of the following conditions, among others: (a) the aggregate principal amount of such Mezzanine Loan shall not exceed an amount which, when added to the balance of the King's Crossing
     Mortgage Loan, results in a loan to value ratio greater than 79% and a debt service coverage ratio of not less than 1.21x as determined by the mortgagee; (b) the Mezzanine Loan is permitted to be secured only by a pledge of the Mezzanine Borrower's equity interests in the King's Crossing
     Borrower; (c) an institution meeting certain requirements as more fully set forth in the King's Crossing Mortgage Loan Documents originates and holds the King's Crossing Mezzanine Loan; (d) all King's Crossing Mezzanine Loan
     documents, including a subordination and intercreditor agreement, will be acceptable to mortgagee and the rating agencies; and (e) mortgagee will receive written confirmation from the rating agencies that the making of the King's Crossing Mezzanine Loan will not result in a downgrade, withdrawal, or qualification of the initial, or if higher, then current ratings.
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co.,
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       57

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-6

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                                KING'S CROSSING
--------------------------------------------------------------------------------

                                 [MAP OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co.,
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       58

                      (This Page Intentionally Left Blank)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-6

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                                SEPULVEDA CENTER
--------------------------------------------------------------------------------

                                                       [PICTURE OMITTED]

[PICTURE OMITTED]

                                                       [PICTURE OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co.,
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       59

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-6

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                                SEPULVEDA CENTER
--------------------------------------------------------------------------------

                          SIGNIFICANT MORTGAGE LOANS

SEPULVEDA CENTER

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:            $28,000,000

 FIRST PAYMENT:                         November 1, 2004

 TERM/AMORTIZATION:                     120/360 months

 INTEREST ONLY PERIOD:                  24 months

 MATURITY DATE:                         October 1, 2014

 EXPECTED MATURITY BALANCE:             $24,557,067

 BORROWING ENTITY:                      YPI Sepulveda
                                        Property LLC

 INTEREST CALCULATION:                  Actual/360

 CALL PROTECTION:                       Lockout/defeasance:
                                        116 payments
                                        Open: 4 payments

 UP-FRONT RESERVES:

   TAX/INSURANCE RESERVE:               Yes

   JAMDAT RENT RESERVE:                 $36,000

   LIONBRIDGE RENT RESERVE:             $411,000

   FREEMAN RENT RESERVE:                $132,000

 ONGOING RESERVES:

   TAX/INSURANCE RESERVE:               Yes

   REPLACEMENT RESERVE(1):              $2,999

   TI/LC RESERVE(2):                    $12,000
--------------------------------------------------------------------------------
(1)  Capped at $71,974.
(2)  Capped at $600,000.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE BALANCE:                  $28,000,000

 CUT-OFF DATE LTV:                      80.0%

 MATURITY DATE LTV:                     70.2%

 UNDERWRITTEN DSCR(1):                  1.34x

 MORTGAGE RATE:                         5.470%
--------------------------------------------------------------------------------
(1)  DSCR figures based on net cash flow unless otherwise noted.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 PROPERTY TYPE:                        Office

 PROPERTY SUB TYPE:                    Suburban

 LOCATION:                             Los Angeles, CA

 YEAR BUILT/RENOVATED:                 1982/NA

 NET RENTABLE SQUARE FEET:             171,365

 CUT-OFF BALANCE PER SF:               $163

 OCCUPANCY AS OF 7/30/04:              95.8%

 OWNERSHIP INTEREST:                   Fee

 PROPERTY MANAGEMENT:                  The Real Estate
                                       Group

 U/W NET CASH FLOW:                    $2,540,347

 APPRAISED VALUE:                      $35,000,000
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co.,
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       60

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-6

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                                SEPULVEDA CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             FINANCIAL INFORMATION
--------------------------------------------------------------------------------
                                                            ANNUALIZED
                                                           MOST RECENT
                                         UNDERWRITTEN      (7/31/2004)
                                        --------------   ---------------
 Effective Gross Income .............    $ 4,258,616       $ 3,984,358
 Total Expenses .....................    $ 1,460,739       $ 1,304,186
 Net Operating Income (NOI) .........    $ 2,797,877       $ 2,680,173
 Cash Flow (CF) .....................    $ 2,540,347       $ 2,653,173
 DSCR on NOI ........................           1.47x             1.41x
 DSCR on CF .........................           1.34x             1.39x
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                      TENANT INFORMATION(1)
---------------------------------------------------------------------------------------------------------------------------
                                         RATINGS      TOTAL       % OF                POTENTIAL   % POTENTIAL     LEASE
TOP TENANTS                             S&P/FITCH   TENANT SF   TOTAL SF   RENT PSF      RENT         RENT      EXPIRATION
-----------                             ---------   ---------   --------   --------      ----         ----      ----------

 Freeman, Freeman & Smiley ...........  Not Rated     28,758      16.8%    $ 23.15     $665,818       16.1%     12/31/2011
 JAMDAT Mobile .......................  Not Rated     23,205      13.5     $ 27.80     $645,099       15.6       1/31/2009
 Dale, Branden & Hinchcliffe .........  Not Rated     14,795       8.6     $ 22.20     $328,449        7.9       6/30/2008
 Lionbridge Technologies .............  Not Rated     14,455       8.4     $ 28.44     $411,100        9.9       3/31/2005
                                                      ------      ----                                ----
 TOTAL ...............................                81,213      47.4%                               49.5%
---------------------------------------------------------------------------------------------------------------------------

(1)  Information obtained from Underwritten Rent Roll except for Ratings
     (S&P/Fitch) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent, and % of Potential Rent include base rent only and exclude common area maintenance expense and reimbursement.

-------------------------------------------------------------------------------------------------------------
                                          LEASE ROLLOVER SCHEDULE(1)
-------------------------------------------------------------------------------------------------------------
                        # OF LEASES     EXPIRING       % OF       CUMULATIVE       CUMULATIVE       EXPIRING
YEAR OF EXPIRATION        EXPIRING         SF        TOTAL SF      TOTAL SF      % OF TOTAL SF        RENT
--------------------   -------------   ----------   ----------   ------------   ---------------   -----------

 2004 ..............          1           1,659          1.0%         1,659            1.0%        $ 39,816
 2005 ..............          5          22,442         13.1         24,101           14.1%        $609,285
 2006 ..............          6          19,292         11.3         43,393           25.3%        $523,140
 2007 ..............          2           7,825          4.6         51,218           29.9%        $186,088
 2008 ..............         10          46,144         26.9         97,362           56.8%        $968,917
 2009 ..............          5          31,854         18.6        129,216           75.4%        $843,980
 2010 ..............          1             768          0.4        129,984           75.9%        $      0
 2011 ..............          2          28,758         16.8        158,742           92.6%        $665,818
 Vacant ............                     12,623          7.4        171,365          100.0%
                             --          ------        -----
 TOTAL .............         32         171,365        100.0%
-------------------------------------------------------------------------------------------------------------

(1)  Information obtained from Underwritten Rent Roll.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co.,
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       61

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-6

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                                SEPULVEDA CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SUMMARY OF SIGNIFICANT TENANTS
--------------------------------------------------------------------------------

The Sepulveda Center Mortgaged Property is 95.8% leased to 32 tenants ranging in size from 743 to 28,758 square feet. The four largest tenants representing 47.4%
of the net rentable area are:

     o    Freeman, Freeman & Smiley (Not Rated) occupies 28,758 square feet
          (16.8%) under two leases expiring on December 31, 2011. There is one five-year renewal option. Freeman, Freeman & Smiley, a private law firm founded in 1976, offers legal services to local, national and international clients, specializing in business and tax planning, estate and charitable gift planning, litigation, probate and trust administration, and real estate.

     o    JAMDAT Mobile (Not Rated) occupies 23,205 square feet (13.5%) under a five-year lease expiring on January 31, 2009. There is one two-year renewal option. The space represents JAMDAT Mobile's headquarters.
          JAMDAT Mobile is a global wireless publisher, providing entertainment applications and technologies that support multiple wireless handset platforms in markets around the world. JAMDAT Mobile is a preferred mobile entertainment partner for wireless carriers, handset manufacturers, major media companies and independent content developers.

     o    Dale, Branden & Hinchcliffe (Not Rated) occupies 14,795 square feet
          (8.6%) under a 4.5-year lease expiring on June 30, 2008. There is one five-year renewal option. Dale, Branden & Hinchcliffe is a private law firm.

     o    Lionbridge Technologies (Not Rated) occupies 14,455 square feet (8.4%)
          under a five-year lease expiring on March 31, 2005. There is one five-year renewal option. Lionbridge Technologies is a provider of globalization services. Lionbridge Technologies creates foreign language versions of its clients' products and software applications, including the user interface, on-line help systems and documentation.
          VeriTest, a division of Lionbridge Technologies, occupies the space.
          VeriTest evaluates the quality, interoperability, usability and performance of its clients' software, hardware, content and websites.
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co.,
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       62

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-6

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                                SEPULVEDA CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
THE LOAN:

o    The Sepulveda Center Mortgage Loan is secured by a first mortgage on a
     12-story, suburban office building located in Los Angeles, Los Angeles
     County, California.

THE BORROWER:

o    The borrower is YPI Sepulveda Property LLC (the "Sepulveda Center
     Borrower"), a Delaware limited liability company and a single purpose bankruptcy remote entity with at least one independent director for which the Sepulveda Center Borrower's legal counsel has delivered a non-consolidation opinion. The related borrower principal, Zaya S. Younan, has been actively involved in real estate investments since 1999. Between
     1999 and 2003, Zaya Younan acquired 17 office buildings costing approximately $77 million.

THE PROPERTY:

o    The Sepulveda Center Mortgaged Property is a 12-story, suburban office building built in 1982. The improvements contain 171,365 net rentable square feet and are situated on 2.5 acres. The Sepulveda Center Mortgaged
     Property is currently leased to 32 tenants ranging in size from 743 to
     28,758 square feet. The four largest tenants together occupy 47.4% of the total square feet and contribute 49.5% of the gross potential rental income. Additional improvements include an attached three-level parking garage. A helicopter landing pad is located on the roof. The office building is constructed over a one-level subterranean parking garage with a total of 444 parking spaces located either under the office building or in the attached parking garage. Perimeter parking is available on local streets.

o    The Sepulveda Center Borrower is generally required at its sole cost and expense to keep the Sepulveda Center insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy. The Sepulveda Center Borrower is also required to use commercially reasonable efforts to maintain a comprehensive, all-risk insurance policy without an exclusion for acts of terrorism.

PROPERTY MANAGEMENT:

o    The Real Estate Group ("TREG") manages the subject property. TREG, a third party independent company founded in 1999 and headquartered in Inglewood,
     California, currently manages 11 office properties totaling approximately
     1,353,000 square feet located in southern California, of which approximately 221,500 square feet are located in the submarket. TREG is a full-service property management company offering a full range of support services, including property and asset management, construction and project renovation, leasing and receivership services. TREG manages a diverse portfolio of residential, office, retail, industrial and mixed-use projects located throughout southern California.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    Not allowed.
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co.,
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       63

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-6

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                                SEPULVEDA CENTER
--------------------------------------------------------------------------------

                                 [MAP OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co.,
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       64

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-6

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                                HOWE 'BOUT ARDEN
--------------------------------------------------------------------------------

                               [PICTURE OMITTED]

                               [PICTURE OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co.,
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       65

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-6

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                                HOWE 'BOUT ARDEN
--------------------------------------------------------------------------------

                          SIGNIFICANT MORTGAGE LOANS

HOWE 'BOUT ARDEN

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:           $24,800,000

 FIRST PAYMENT:                        January 1, 2005

 TERM/AMORTIZATION:                    120/360 months

 INTEREST ONLY PERIOD:                 36 months

 MATURITY DATE:                        December 1, 2014

 EXPECTED MATURITY BALANCE:            $22,116,297

 BORROWING ENTITY:                     Rancho Arden, L.P.

 INTEREST CALCULATION:                 Actual/360

 CALL PROTECTION:                      Lockout/defeasance:
                                       116 payments
                                       Open: 4 payments

 UP-FRONT RESERVES:

   TAX/INSURANCE RESERVE:              Yes

   IMMEDIATE REPAIR RESERVE:           $3,750

   RENT RESERVE:                       $118,880

   TI/LC RESERVE:                      $98,500

 ONGOING RESERVES:

   TAX/INSURANCE RESERVE:              Yes

   REPLACEMENT RESERVE(1):             $7,283

   TI/LC RESERVE(2):                   $20,833
--------------------------------------------------------------------------------
(1)  Months 25-36 amount is $2,748. Months 37-108 amount is $2,061. Months
     109-120 amount is $1,237.
(2)  Capped at $250,000.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE BALANCE:                 $24,800,000

 CUT-OFF DATE LTV:                     80.0%

 MATURITY DATE LTV:                    71.3%

 UNDERWRITTEN DSCR(1):                 1.20x

 MORTGAGE RATE:                        5.255%
--------------------------------------------------------------------------------
(1) DSCR figures based on net cash flow unless otherwise noted.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 PROPERTY TYPE:                        Retail

 PROPERTY SUB TYPE:                    Anchored

 LOCATION:                             Sacramento, CA

 YEAR BUILT/RENOVATED:                 1988/1994

 NET RENTABLE SQUARE FEET:             164,909

 CUT-OFF BALANCE PER SF:               $150

 OCCUPANCY AS OF 7/27/04:              82.9%

 OWNERSHIP INTEREST:                   Fee

 PROPERTY MANAGEMENT:                  Pacific Commercial
                                       Management, Inc.

 U/W NET CASH FLOW:                    $1,978,134

 APPRAISED VALUE:                      $31,000,000
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co.,
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       66

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-6

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                                HOWE 'BOUT ARDEN
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             FINANCIAL INFORMATION
--------------------------------------------------------------------------------
                                                     ANNUALIZED
                                                    MOST RECENT      FULL YEAR
                                    UNDERWRITTEN    (9/30/2004)     (12/31/2003)
                                   -------------- --------------- --------------
 Effective Gross Income ..........  $ 2,980,434     $ 3,007,660     $ 3,021,503
 Total Expenses ..................  $   856,553     $   542,109     $   662,602
 Net Operating Income (NOI) ......  $ 2,123,881     $ 2,465,551     $ 2,358,901
 Cash Flow (CF) ..................  $ 1,978,134     $ 2,465,551     $ 2,358,901
 DSCR on NOI .....................         1.29x           1.50x           1.43x
 DSCR on CF ......................         1.20x           1.50x           1.43x
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                      TENANT INFORMATION(1)
----------------------------------------------------------------------------------------------------------------------------
                              RATINGS        TOTAL         % OF                    POTENTIAL     % POTENTIAL       LEASE
TOP TENANTS                  S&P/FITCH     TENANT SF     TOTAL SF     RENT PSF        RENT           RENT        EXPIRATION
-------------------------   -----------   -----------   ----------   ----------   -----------   -------------   -----------

 Nordstrom Rack .........      A-/A-         56,065         34.0%     $ 10.59      $593,728          20.8%       2/28/2009
 Ulta Salon .............    Not Rated       11,000          6.7      $ 27.00      $297,000          10.4        9/30/2012
 Gordon's Music .........    Not Rated       10,245          6.2      $  8.40      $ 86,058           3.0        2/28/2010
                                             ------         ----                                     ----
 TOTAL ..................                    77,310         46.9%                                    34.3%
----------------------------------------------------------------------------------------------------------------------------

(1)  Information obtained from Underwritten Rent Roll except for Ratings
     (S&P/Fitch) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent, and % of Potential Rent include base rent only and exclude common area maintenance expense and reimbursement.

-------------------------------------------------------------------------------------------------------------
                                     LEASE ROLLOVER SCHEDULE(1)
-------------------------------------------------------------------------------------------------------------
                        # OF LEASES     EXPIRING       % OF       CUMULATIVE       CUMULATIVE       EXPIRING
YEAR OF EXPIRATION        EXPIRING         SF        TOTAL SF      TOTAL SF      % OF TOTAL SF        RENT
--------------------   -------------   ----------   ----------   ------------   ---------------   -----------

 2004 ..............          2           1,499          0.9%         1,499            0.9%        $ 37,175
 2005 ..............          8          13,476          8.2         14,975            9.1%        $198,590
 2006 ..............          6          10,548          6.4         25,523           15.5%        $243,197
 2007 ..............          4           9,458          5.7         34,981           21.2%        $190,231
 2008 ..............          2           6,800          4.1         41,781           25.3%        $204,768
 2009 ..............          5          61,985         37.6        103,766           62.9%        $782,642
 2010 ..............          3          16,445         10.0        120,211           72.9%        $278,016
 2011 ..............          1           3,680          2.2        123,891           75.1%        $ 68,816
 2012 ..............          1          11,000          6.7        134,891           81.8%        $297,000
 Vacant ............                     30,018         18.2        164,909          100.0%
                             --         -------        -----
 TOTAL .............         32         164,909        100.0%
-------------------------------------------------------------------------------------------------------------

(1)  Information obtained from Underwritten Rent Roll.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co.,
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       67

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-6

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                                HOWE 'BOUT ARDEN
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SUMMARY OF SIGNIFICANT TENANTS
--------------------------------------------------------------------------------

The Howe 'Bout Arden Mortgaged Property is 82.9% leased by a mix of national, regional, and local tenants, including two anchor tenant and approximately 30 in-line and freestanding tenants. The three largest tenants, representing 46.9%
of total gross leasable area, are:

o    Nordstrom, Inc. (dba Nordstrom Rack) (Rated "A-" by S&P and "A-" by
     Fitch), a national department store retail chain, occupies 56,065 square feet (34.0%) on a ten-year lease expiring on February 28, 2009 with two five-year renewal options. Headquartered in Seattle, Washington, Nordstrom,
     Inc. is a fashion specialty retailers, with 150 United States stores located in 27 states. Founded in 1901 as a shoe store in Seattle,
     Nordstrom, Inc. today operates 94 full-line stores, 49 Nordstrom Racks, five U.S. Faconnable boutiques, one freestanding shoe store, and one clearance store. Nordstrom, Inc. also operates 31 international Faconnable boutiques, primarily in Europe. Additionally, Nordstrom Direct serves customers through its online presence at http:// www.nordstrom.com and through its direct mail catalogs. For the fiscal year ended January 31,
     2004, Nordstrom, Inc. reported revenues of $6.5 billion and net income of
     $242.8 million.

o    Ulta Salon (Not Rated), a national beauty specialty store and salon chain, occupies 11,000 square feet (6.7%) on a ten-year lease expiring on
     September 30, 2012. Founded in 1990 and based in Illinois, ULTA Salon has
     150 stores located in 18 states. As a privately held company, Ulta Salon does not disclose financial information.

o    Gordon's Music (Not Rated), a Northern California music equipment retailer, occupies 10,245 square feet (6.2%) on a five-year lease at $8.40 per square foot triple net lease expiring on February 28, 2010. Gordon's Music, a privately held company, has two stores, one located at the Howe 'Bout Arden
     Mortgaged Property and one located in Fairfield, California.
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co.,
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       68

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-6

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                                HOWE 'BOUT ARDEN
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
THE LOAN:

o    The Howe 'Bout Arden Mortgage Loan is secured by a first mortgage on a
     164,909 square foot anchored community shopping center located in
     Sacramento, California.

THE BORROWER:

o    The borrower, Rancho Arden, L.P., a California limited partnership (the
     "Howe 'Bout Arden Borrower"), is a single-purpose, bankruptcy-remote entity for which the Howe 'Bout Arden Borrower's legal counsel has delivered a non-consolidation opinion. The Howe 'Bout Arden Borrower is owned: 0.5% by its General Partner, Howebout Arden, LLC, a Delaware limited liability company; 43.0% by a Limited Partner, Nardn, LLC, a Delaware limited liability company; 33.0% by a Limited Partner, Rancho Arjon, Ltd., a
     California limited partnership; 14.0% by a Limited Partner, Rancho Via
     Segundo, LP, a California limited partnership; and 9.5% by various individual investors as Limited Partners. The related borrower principal is
     Michel Kucinski.

THE PROPERTY:

o    The collateral for the Howe 'Bout Arden Mortgage Loan consists of the fee simple interest in a 164,909 square foot anchored community shopping center. The Howe 'Bout Arden Mortgaged Property was completed in 1988, renovated in 1994, and is situated on 8.7 acres at the southwest corner of
     Howe Avenue and Arden Way in Sacramento, California.

o    The Howe 'Bout Arden Borrower at its sole cost and expense is required to keep the Howe 'Bout Arden Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy. The Howe 'Bout Arden Borrower is also required to maintain a comprehensive all risk insurance policy without an exclusion for acts of terrorism.

PROPERTY MANAGEMENT:

o    Pacific Commercial Management Company, Inc., a third party management company, manages the Howe 'Bout Arden Mortgaged Property. Headquartered in
     San Diego, California and in business for approximately 20 years, Pacific
     Commercial manages 40 properties totaling 3.0 million square feet, of which two properties totaling 200,000 square feet are located in the related sub-market.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    Not allowed.
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co.,
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       69

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-6

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                                HOWE 'BOUT ARDEN
--------------------------------------------------------------------------------

                                 [MAP OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co.,
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       70

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-6

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                            VERITAS DGC HEADQUARTERS
--------------------------------------------------------------------------------

                               [PICTURE OMITTED]

                               [PICTURE OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co.,
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       71

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-6

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                            VERITAS DGC HEADQUARTERS
--------------------------------------------------------------------------------

                           SIGNIFICANT MORTGAGE LOANS

VERITAS DGC HEADQUARTERS

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:           $23,910,000

 FIRST PAYMENT:                        December 1, 2004

 TERM/AMORTIZATION:                    131/360 months

 INTEREST ONLY PERIOD:                 60 months

 MATURITY DATE:                        October 1, 2015

 EXPECTED MATURITY BALANCE:            $21,845,858

 BORROWING ENTITY:                     Lexington Lion Houston L.P.

 INTEREST CALCULATION:                 Actual/360

 CALL PROTECTION:                      Lockout/defeasance:
                                       127 payments
                                       Open: 4 payments

 LOCKBOX:                              Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE BALANCE:                $23,910,000

 CUT-OFF DATE LTV:                    59.9%

 MATURITY DATE LTV:                   54.8%

 UNDERWRITTEN DSCR(1):                1.47x

 MORTGAGE RATE:                       5.410%
--------------------------------------------------------------------------------
(1)  DSCR figures based on net cash flow unless otherwise noted.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 PROPERTY TYPE:                       Office

 PROPERTY SUB TYPE:                   Single Tenant

 LOCATION:                            Houston, TX

 YEAR BUILT/RENOVATED:                2000/NA

 NET RENTABLE SQUARE FEET:            218,641

 CUT-OFF BALANCE PER SF:              $109

 OCCUPANCY AS OF 10/01/04:            100%

 OWNERSHIP INTEREST:                  Fee

 PROPERTY MANAGEMENT:                 Owner Managed

 U/W NET CASH FLOW:                   $2,377,609

 APPRAISED VALUE:                     $39,900,000
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co.,
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       72

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-6

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                            VERITAS DGC HEADQUARTERS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             FINANCIAL INFORMATION
--------------------------------------------------------------------------------
                                                                UNDERWRITTEN
                                                               -------------
 Effective Gross Income. .....................................   4,517,825
 Total Expenses ..............................................   1,907,101
 Net Operating Income (NOI). .................................   2,610,724
 Cash Flow (CF) ..............................................   2,377,609
 DSCR on NOI .................................................        1.62x
 DSCR on CF. .................................................        1.47x
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                       TENANT INFORMATION(1)
-----------------------------------------------------------------------------------------------------------
                       RATINGS      TOTAL       % OF                 POTENTIAL    % POTENTIAL     LEASE
TENANT INFORMATION    S&P/FITCH   TENANT SF   TOTAL SF   RENT PSF       RENT          RENT      EXPIRATION
-------------------- ----------- ----------- ---------- ---------- ------------- ------------- -----------

 Veritas ...........   BB+/BB-     218,641      100.0%    $ 14.24    $3,113,448      100.0%     9/30/2015
                                   -------      -----                                -----
 TOTAL .............               218,641      100.0%                               100.0%
-----------------------------------------------------------------------------------------------------------

(1)  Information obtained from Underwritten Rent Roll except for Ratings
     (S&P/Fitch) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent, and % of Potential Rent include base rent only and exclude common area maintenance expense and reimbursement.

-------------------------------------------------------------------------------------------------
                                     LEASE ROLLOVER SCHEDULE(1)
-------------------------------------------------------------------------------------------------
                                                                       CUMULATIVE
                      # OF LEASES   EXPIRING     % OF     CUMULATIVE   % OF TOTAL     EXPIRING
YEAR OF EXPIRATION      EXPIRING       SF      TOTAL SF    TOTAL SF        SF           RENT
-------------------- ------------- ---------- ---------- ------------ ------------ -------------

 2015 ..............        1        218,641    100.0%      218,641      100.0%      $3,113,448
                            -        -------    -----
 TOTAL .............        1        218,641    100.0%
-------------------------------------------------------------------------------------------------

(1)  Information obtained from Underwritten Rent Roll.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co.,
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       73

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-6

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                            VERITAS DGC HEADQUARTERS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SUMMARY OF SIGNIFICANT TENANTS
--------------------------------------------------------------------------------

The Veritas DGC Headquarters Mortgaged Property is 100% leased to Veritas.

o    Veritas (Rated "BB+" by S&P and "BB-" by Fitch) occupies the subject property under a 15-year lease expiring on September 30, 2015. The lease is guaranteed by the parent company, Veritas DGC Inc. Veritas provides integrated geophysical services to the petroleum industry worldwide.
     Customers include national and independent oil and gas companies that utilize geophysical technologies to identify new areas where subsurface conditions are favorable for the production of hydrocarbons. Veritas acquires, processes and interprets geophysical data and produces geophysical surveys of the subsurface geology in the survey area. Veritas has more than 3,000 employees located in 19 countries on six continents.
     Based on the trailing-4 quarters ended April 30, 2004, Veritas reported revenue of approximately $548.2 million.
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co.,
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       74

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-6

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                            VERITAS DGC HEADQUARTERS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
THE LOAN:

o    The Veritas DGC Headquarters Mortgage Loan is secured by a first mortgage on a single tenant office complex located in Houston, Harris County, Texas.

THE BORROWER:

o    The borrower is Lexington Lion Houston L.P. (the "Veritas DGC Headquarters
     Borrower"), a Delaware limited partnership and single purpose entity. The related borrower principal is Lexington/Lion Venture, L.P., a Delaware limited partnership, which is a joint venture between Lexington Corporate
     Properties Trust (which owns 30%) and Clarion Lion Properties Fund
     Holdings, L.P. (which owns 70%).

o    As of March 31, 2004, Lexington/Lion Venture L.P. reported a net worth of
     $60.7 million.

THE PROPERTY:

o    The Veritas DGC Headquarters Mortgaged Property is a single tenant office complex consisting of two three-story office buildings, a one-story technology warehouse building and a three-level parking garage built in
     2000. The improvements contain a total of 218,641 net rentable square feet and are situated on 19.3 acres. The two office buildings contain a total of
     157,332 square feet and the technology warehouse building contains 61,309 square feet. The Veritas DGC Headquarters Mortgaged Property is 100%
     occupied by Veritas under a 15-year lease expiring coterminous with the
     Veritas DGC Headquarters Mortgage Loan maturity on September 30, 2015.
     There are 433 garage parking spaces and 132 surface parking spaces for a total of 565 spaces.

o    The Veritas DGC Headquarters Borrower is generally required at its sole cost and expense to keep the Veritas DGC Headquarters insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

PROPERTY MANAGEMENT:

o    The subject property is self-managed by Veritas.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    Not allowed.
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co.,
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       75

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-6

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                            VERITAS DGC HEADQUARTERS
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co.,
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       76

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-6
--------------------------------------------------------------------------------

ADDITIONAL MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------

o    GENERAL. For a detailed presentation of certain characteristics of the
     Mortgage Loans and Mortgaged Properties, on an individual basis and in tabular format, see Annex A to the prospectus supplement. See Annex B
     Multifamily Schedule to the prospectus supplement for certain information regarding multifamily Mortgaged Properties. See Annex B Certain
     Improvement, Replacement Reserve and Escrow Accounts to the prospectus supplement for certain information with respect to capital improvement, replacement and tenant improvement reserves.

o    CROSS-COLLATERALIZED AND CROSS-DEFAULTED MORTGAGE LOANS. The mortgage pool contains one set of cross-collateralized and cross-defaulted Mortgage
     Loans. Such Mortgage Loans collectively represent 3.6% of the Initial Pool
     Balance and are referred to as the "Cross-Collateralized Mortgage Loans".
     Each of the Cross-Collateralized Mortgage Loans is evidenced by a separate
     Mortgage Note and secured by a separate mortgage which contains provisions creating the relevant partial cross-collateralization and partial cross-default arrangements.

o    GROUND LEASES. Three Mortgaged Properties, which represent approximately
     2.8% of the Initial Pool Balance, are secured, in whole or in part, by a
     Mortgage on the applicable borrower's leasehold interest in the related
     Mortgaged Property. Generally, with certain exceptions, either (i) the ground lessor has subordinated its interest in the related Mortgaged
     Property to the interest of the holder of the related Mortgage Loan or (ii)
     the ground lessor has agreed to give the holder of the Mortgage Loan notice of, and has granted such holder the right to cure, any default or breach by the lessee.

o    SUBORDINATE FINANCING. The existence of subordinated indebtedness encumbering a mortgaged property may increase the difficulty of refinancing the related mortgage loan at maturity and the possibility that reduced cash flow could result in deferred maintenance. Also, in the event that the holder of the subordinated debt files for bankruptcy or is placed in involuntary receivership, foreclosure on the mortgaged property could be delayed. In general, the Mortgage Loans either prohibit the related borrower from encumbering the Mortgaged Property with additional secured debt or require the consent of the holder of the first lien prior to so encumbering such property other than four Mortgage Loans, representing
     13.7% of the Initial Pool Balance, which have existing subordinate debt secured by the Mortgaged Property. In addition, five Mortgage Loans representing 2.0% of the Initial Pool Balance permit future subordinate debt secured by the Mortgaged Property subject to certain conditions.
     Regardless of whether the terms of a Mortgage Loan prohibit the incurrence of subordinate debt, the related borrower may be permitted to incur additional indebtedness secured by furniture, fixtures and equipment, and to incur additional unsecured indebtedness. In addition, nine of the
     Mortgage Loans, representing 23.0% of the Initial Pool Balance, permit the members of the related borrower to incur mezzanine debt. See the individual loan descriptions under the heading "Description of the Mortgage Pool" in the prospectus supplement for further information regarding additional indebtedness relating to significant mortgage loans, as well as the information under "Description of the Mortgage Pool--Additional Mortgage
     Loans--Subordinate Financing" in the prospectus supplement. See also "Risk
     Factors--Risks Related to the Mortgage Loans--Subordinate Financing May
     Make Recovery Difficult in the Event of Loss" of the prospectus supplement.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co.,
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       77